Exhibit 10.3.9
AMENDMENT NO. 9 TO THE AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
     THIS AMENDMENT NO. 9 (this “Amendment” or “Amendment No. 9”) is made and entered into by and between Cricket Communications, Inc., a Delaware corporation (“Owner”) and Lucent Technologies Inc., a Delaware corporation (“Vendor”), collectively (the “Parties”) and is effective as of January 11, 2006 (the “Amendment No. 9 Effective Date”).
RECITALS
     A. WHEREAS, Owner and Vendor are parties to that certain Amended and Restated System Equipment Purchase Agreement, dated as of June 30, 2000 (the “SEPA”), as amended by Amendment No. 1, effective March 22, 2002 (“Amendment No. 1”), Amendment No. 2, effective March 22, 2002 (“Amendment No. 2”), Amendment No. 3, effective March 22, 2002 (“Amendment No. 3”), Amendment No. 4, effective September 10, 2002 (“Amendment No. 4”), the Letter Agreements dated September 30, 2002 and December 30, 2002 (the “Letter Agreements”), Amendment No. 5, executed on September 23, 2003 (“Amendment No. 5”), Amendment No. 6 effective February 4, 2004 (“Amendment No. 6”), Amendment No. 7 effective January 1, 2005 and Amendment No. 8, effective October 1, 2005 (“Amendment No. 8”); The SEPA, Amendment Nos. 1-8 and the Letter Agreements are collectively referred to herein as (the “Contract” or “SEPA”).
     B. NOW, THEREFORE, incorporating the Recitals herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Vendor and Owner agree as follows:
1. EFFECTIVE DATE AND TERM OF AMENDMENT NO. 9
This Amendment shall become effective as of the Amendment No. 9 Effective Date stated above and shall be coterminous with the SEPA.
2. SCOPE
Except as expressly modified herein, the terms of the SEPA, including all attachments, shall remain in full force and effect. To the extent there may be any conflicts as related to the subject matter herein, the documents shall control and take precedence in following order: (a) this Amendment; (b) the SEPA; and (c) attachments to the SEPA.
All capitalized terms not otherwise defined herein shall have the same meaning and effect as in the SEPA.

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3. AGREEMENT MODIFICATIONS
3.1 Scope:
Vendor and Owner desire (a) to confirm their mutual understanding regarding performance of Integration Services and related prices with respect to the provision by Vendor of Services related to the Equipment and Software purchases by Owner under Amendment No. 8, (b) to set forth their agreement regarding EvDO Optional Software Features and Owner upgrade to 4.0 Modcell voice carriers; and (c) to amend certain invoicing and payment terms in the Agreement.
3.2 Services included in Amendment No. 8 Prices:
The Parties agree that the Services included in Amendment No. 8 as Engineering and Installation are as described in Attachments E1 and E2, and specifically exclude Integration (as described in Attachments A1, A2 and A3) and RF Optimization (as described in Exhibit G to the Agreement).
3.3 Services included in this Amendment No.9:
Vendor offers the following additional Services from Vendor related to deployment of EvDO for Owner’s Amendment No. 8 Existing Markets and New Markets. Where a price is quoted “per Market,” such price is not conditioned on Owner’s purchase of the Service for any minimum number of Markets unless otherwise stated.

▪	Core Integration Services:
Core Integration Services, including Integration of DO-RNC, Juniper and Riverstone, plus Low Level Design and Bulk Data Provisioning as defined in the following Statements of Work:
•	Attachment A1 — 1xEV-DO Radio Network Controller (RNC) Integration SOW

•	Attachment A2 — 1xEV-DO L2 Switch Integration SOW

•	Attachment A3 — 1xEV-DO Aggregate Router Integration SOW

•	Attachment A4 — 1xEV-DO Cell Low Level Design SOW

•	Attachment A5 — 1xEV-DO Bulk Data Provisioning (BDP) SOW
The above EvDO Core Integration Services shall be priced at [* * *] per MSC; total price [* * *] for up to [* * *] MSCs in Owner’s Amendment No. 8 Existing Markets.

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▪	BTS Integration Services:
Vendor performance of BTS Integration Services, as defined in the following Statement of Work, shall consist of DO carrier Integration in Owner’s [* * *] Markets at the price of [* * *] or [* * *]:
•	Attachment B — 1xEV-DO Cell Integration Service SOW
Owner may request that BTS Integration Services for one (1) cluster (consisting of [* * *] of the [* * *] carriers being provided [* * *]) be performed in Owner’s [* * *] Market [* * *] in lieu of all [* * *] carriers being restricted to Owner’s [* * *] Market. For any carriers above [* * *] and for all other Markets, Owner has the option of performing the BTS integration services (“[* * *] integration”), or purchasing the BTS Integration Services from Vendor at the price of [* * *].

▪	Support Services for [* * *] Integration:
To assist Owner with a smoother transition with respect to Owner’s BTS [* * *] integration, in those Markets in which Owner elects to perform BTS [* * *] integration, Vendor offers the following limited (see below) [* * *] integration support Services. These optional Services will assist Owner with Owner’s BTS [* * *] integration in the event of unforeseen integration problems, which may arise in Owner’s initial Markets.
a) Vendor offers and Owner may elect to purchase Vendor’s optional BTS On-Site Integration Consultancy and BTS Remote Integration Consultancy for Markets in which Owner [* * *] integration. These Services are highly recommended by Vendor to be performed prior to Owner’s utilization of Vendor’s BTS [* * *] Integration Remote Technical Support.
•	BTS On-Site Integration Consultancy, if purchased by Owner, shall be provided at [* * *] per week [* * *] per Market.

•	BTS Remote Integration Consultancy, if purchased by Owner, shall be provided at [* * *] per week for [* * *] per Market.
BTS On-Site Consultancy (for [* * *]) and BTS Remote Consultancy (for [* * *]) if purchased must be purchased by Owner as a package for [* * *] of Consultancy
•	Vendor’s BTS On-Site and BTS Remote Integration Consultancy shall be provided pursuant to the following Statement of Work.
▪ Attachment C — 1xEV-DO Base Station Consultant SOW

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b) Vendor offers and Owner may purchase, Vendor’s optional BTS [* * *] Integration Remote Technical Support in Markets in which Owner will perform BTS [* * *] integration. Vendor’s BTS [* * *] Integration Remote Technical Support shall be provided pursuant to the following Statement of Work.
▪ Attachment D — BTS [* * *] Integration Remote Technical Support SOW
•	Provided Owner purchases both Services in a) above for any Market, the price for that Market for Vendor’s BTS [* * *] Integration Remote Technical Support shall be [* * *] for [* * *] months of Service.

•	Should Owner not purchase the Services in a) above for any Market, the price for that Market for Vendor’s BTS [* * *] Integration Remote Technical Support shall be [* * *] for [* * *] months of Service.
Vendor shall provide up to [* * *] of Vendor’s Services purchased per a) and b) above [* * *].
[* * *] Vendor will also provide to Owner appropriate Documentation for [* * *] integration of the EvDO carriers.
3.4 Integration Services Provided [* * *]
Vendor shall provide to Owner [* * *] Integration related Services in Section 3.3 above [* * *] as described in Section 3.4.1, provided Owner purchases such Services as outlined below and further provided Owner awards the build-out of the System for Owner’s [* * *] Market to Vendor with respect to the Products and Services offered to Owner under the SEPA. Purchase orders for all integration Services provided [* * *] (as described in subsection 3.4.1 below, plus [* * *] of support Services under subsection 3.4.2 below), must be received by Vendor by [* * *]. Purchase orders for MSC Products and Services for Owner’s [* * *] market must be received by Vendor by [* * *]. Purchase orders for BTS Products and Services shall follow as mutually agreed to. Should Owner not fulfill the obligations in the immediately preceding 2 sentences, Vendor shall be entitled to immediately [* * *]
3.4.1 Purchases [* * *]
If Owner issues Purchase Orders for the Services in Section 3.3 for the following by [* * *], Vendor shall provide [* * *] the Services ordered as described in this Section 3.4.1:
▪ Core Integration Services for up to [* * *] MSCs in Owner’s Amendment No. 8 Existing Markets.

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▪	BTS Integration Services for up to [* * *] carriers for Owner’s [* * *] Market ([* * *] of which may be for the [* * *] Market instead).
For each of the MSCs for which Owner issues a Purchase Order for the Core Integration Services by [* * *], Vendor shall provide [* * *] the Services ordered [* * *] in total value. Vendor shall provide the first [* * *] of BTS Integration Services as described above to Owner [* * *], provided that the Purchase Order for such Services is received by [* * *].
3.4.2 Owner’s Option to Purchase:
Owner may also purchase support Services offered per Section 3.3 a) and/or b) as described above. Should Owner purchase, as offered, support Services in Section 3.3 a) and/or b) above, Vendor shall provide [* * *] of such purchased Services [* * *].
3.4.3 Limits on Integration Related Services [* * *]:
Vendor shall not be required to provide [* * *], Services under Section 3.3 above to Owner valued at more than [* * *].
3.5 Additional EvDO Integration Services:
Should Owner decide to purchase EvDO Integration Services above and beyond those outlined in Section 3.3 above, or above the value of [* * *] in Section 3.4.3 above (of which [* * *] is specifically related to Core Integration Services for up to [* * *] MSCs in Owner’s Amendment No. 8 Existing Markets), then such Services shall be priced at the same rates as outlined in Section 3.3 above and Attachment F.
3.6 Engineering and Installation Services:
Engineering and Installation Services to be performed by Vendor related to the Equipment and Software purchases by Owner under Amendment No. 8 shall be performed pursuant to the following Statements of Work:
•	Attachment E1 — Engineering and Installation MSC Core SOW

•	Attachment E2 — Engineering and Installation BTS SOW
3.7 Supplemental EvDO Configuration Data
Exhibits 1 and Exhibit 2 attached to this Amendment shall be incorporated into the SEPA as Exhibit 1 and Exhibit 2 to Attachment C of Amendment No. 8. These configurations represent those EvDO elements as mutually agreed to by Owner and Vendor for Owner to deploy EvDO in Amendment No. 8 Existing Markets and New Markets.
3.8 EvDO Optional Software Features

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3.8.1 EvDO Optional Feature – CY2006
With respect to EvDO Rev 0 Optional Software Features and [* * *] and [* * *] for multi-blocks, the parties agree that for EvDO Markets launched during [* * *] on EvDO Rev 0 and CDMA Release 26, Vendor shall make available to Owner the [* * *] EvDO Optional Features listed below [* * *], provided the features are activated [* * *]. The EvDO Optional Features are as follows:

Feature Name	Release	FID
[* * *]	[* * *]	[* * *]
3.8.2 EvDO Optional Feature – CY2007 and Beyond
For EvDO Markets launched in calendar year 2007 and beyond, Owner shall pay, in addition to the prices in Amendment No. 8, [* * *] per RNC per year for up to [* * *] EvDO Rev 0 Optional Features, as defined in the Software Planning Guides, included as Attachment G. The product roadmap outlined in Attachment G provided under this clause is provided by Vendor solely to inform Owner of Vendor’s current plan of record, with respect to any feature not already generally available, and both parties hereby agree that such information does not form a commitment of any kind on either party in relation to this Amendment or the SEPA. Should Owner activate any of the [* * *] features in 3.8.1 above in calendar year 2007 and beyond, those activated features shall count towards the [* * *] available under this Section 3.8.2.
3.8.3 EvDO Optional Features [* * *]
Vendor shall provide to Owner the two (2) EvDO Optional Features below for EvDO Rev 0 and EvDO Rev A [* * *] per Amendment No. 8:

Feature Name	Release	FID
[* * *]	[* * *]	[* * *]
3.9 F3 to F4 Growth in Multi-Blocks
For each multi-block site requiring an additional [* * *] for EvDO Rev 0, Vendor will provide a [* * *] in exchange for the [* * *]. Owner shall be responsible for de-installation and removal of [* * *]. Should Owner desire Vendor to perform de-installation Services, Vendor shall do so at the rate of [* * *] per site. [* * *] to be returned to Vendor shall be comprised of [* * *] and current [* * *] inclusive of the elements listed in Attachment H.
Should Owner chose not to return the [* * *] to Vendor, then Owner shall pay the purchase price of [* * *] per unit for each new [* * *] ordered.
Notwithstanding anything contained in this Section 3.9, any combination of i) exchanging the [* * *] for a [* * *] or ii) purchasing outright the [* * *] for the special price of [* * *] is limited to a maximum aggregate quantity of 100 new [* * *].

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3.10 Scope and Clarification of Shipment and Invoicing – Section 5.3 of SEPA:
Vendor and Owner desire to confirm their mutual understanding regarding certain requirements and clarifications around the shipment and invoicing for Products ordered by Owner. This Section reflects the agreement between the Parties with respect to each Party’s rights and obligations with respect to shipping and invoicing for Products. The following Section 5.4 is hereby added to the SEPA.
“5.4 Products Ordered During Periods When Lucent Extends Credit Terms.
In lieu of the provisions of Section 5.3(a) (including subparagraphs (a), (b) and (c) thereof), the following provisions (plus Sections 5.3(b) and (c) (not to be confused with the subparagraphs of Section 5.3(a) being replaced)) shall apply during all periods when Vendor is extending [* * *] or other credit terms to Owner.
(a) Products Ordered Requiring Vendor Installation:
For all Products ordered by Owner for which Vendor will i) perform Installation Services and ii) first ship such Products to a Lucent staging center (“LSC”) prior to being shipped to the final Site designated by Owner, Vendor shall invoice Owner for such Products at the point in time when such Products are shipped from [* * *]. Notwithstanding the preceding, provided such Products are ready to ship [* * *] and should the Site not be ready to receive the Products for installation by the dates agreed to by the Parties due to Owner, Owner’s Subcontractor, or other third party (other than third parties performing services or providing products on behalf of Vendor) not completing their respective obligations as to Site readiness (e.g. Site security or other pre-installation requirements not being completed by the scheduled date for installation) by the installation date agreed to by the Parties, then Vendor may at its option, then invoice Owner for such Products based on the scheduled installation date. Vendor will use commercially reasonable judgment in exercising this option.
(b) Products Ordered Not Requiring Vendor Installation:
For all Products ordered by Owner i) not requiring installation by Vendor or ii) not first shipped to [* * *], but shipped directly from the manufacturing facility to the Site, Vendor shall invoice Owner when such Products are shipped from the manufacturing facility.
(c) Non-Recurring Services Invoicing:
Non-recurring Services (e.g. engineering, Installation, Integration, optimization, or other optional Services offered by Vendor) shall be invoiced, as the Work is performed, but not more often than monthly unless otherwise agreed to in the governing statement of work for such Services.

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(d) Recurring Services Invoicing:
Recurring Services (e.g. maintenance an support Services such as ARMF, RES, RS&R, RTSA) shall be invoiced consistent with the provisions of the governing statement of work for such Services, or, if there are no such governing provisions, shall be invoiced in advance of the Service being performed.
(e) Payment of Invoices:
Unless otherwise mutually agreed to in a separate written document, Owner shall pay such undisputed invoices within [* * *] days of the invoice date. Payments shall be made via electronic funds transfer, per the information provided by Vendor, such that payment is received by Vendor’s banking institution by the payment due date.”
3.11 Attachments:
The following Attachments (SOWs and related pricing) are hereby incorporated by reference herein:
Attachment A1
Attachment A2
Attachment A3
Attachment A4
Attachment A5
Attachment B
Attachment C
Attachment D
Attachment E1
Attachment E2
Attachment F
Attachment G
Attachment H
Exhibit 1
Exhibit 2

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IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Amendment No. 9 on the dates set forth below.

OWNER		VENDOR

Cricket Communications, Inc.		Lucent Technologies Inc.

By:	/s/ Dean M. Luvisa	By:	/s/ Ed L. Rhodes

Name: Dean Luvisa		Name: Ed L. Rhodes

Title: CFO		Title: Contract Management Dir.

Date: 2/16/06		Date: 03/01/06

Cricket — Albuquerque — 1XEV-DO	STARS #: MWS-06-000044-A1
AMENDMENT 9 ATTACHMENT A1
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket’s
1xEV-DO Radio Network Controller
(RNC) Integration
November 10, 2005
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1 INTRODUCTION	3

Description of Services	4

2 1XEV-DO RNC INTEGRATION	4

2.1 Elements of Work and Lucent Responsibilities	4
2.1.1 Description	4
2.1.2 Tasks	4
2.1.3 Deliverables	5
2.2 Customer Responsibilities	5
2.3 Schedule / Timeline	6
2.4 Exclusions	6
2.5 Assumptions	7
2.6 Service-Specific Acceptance	7

3 GENERAL TERMS	8

3.1 Conditions	8
3.2 Change Management	8
3.3 Acceptance/Warranty	8

4 PRICING SECTION	9

4.1 Pricing Notes	9
4.2 Pricing	9
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1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEVDO Radio Network Controller (“RNC”) Integration Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Cricket — Albuquerque — 1XEV-DO	STARS #: MWS-06-000044-A1
Description of Services
2 1xEV-DO RNC INTEGRATION
2.1 Elements of Work and Lucent Responsibilities
The services described in this SOW are for the following products only:
1xEV-DO RNC
2.1.1 Description
The 1xEV-DO RNC integration service will design, configure, and test the 1xEV-DO RNC to ensure 1xEV-DO call processing and Operations, Administration and Maintenance (OA&M) activities work successfully.
2.1.2 Tasks
The following tasks will be performed with the service.
2.1.2.1 Element Integration
❑	Configure the RNC LLD data (i.e. IP addressing and subnet assignments) into the RNC elements (i.e. Application Processors — APs and Traffic Processors — TPs)

❑	Download and install the 1xEV-DO RNC and base station software for the “test” cell only.

❑	Configure the 1xEV-DO network elements (RNC) including one test cell via the Element Management System (EMS)
2.1.2.2 Integration Assurance
❑	Verify 1xEV-DO elements’ OA&M is operational via EMS from the OMP-FX including alarms, provisioning and status information
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❑	Audit the RNC for connectivity issues

❑	Verify a successful 1xEV-DO Simple Internet Protocol (SIP) or Mobile IP (MIP) data call from the “test” base station.
2.1.3 Deliverables
❑	Provide a Method of Procedure (MOP)/exit criteria document describing the process for the service as well as testing. Customer must sign off on the document once service is considered complete.

❑	Provide a 1xEV-DO Customer Network Design Document (CNDD) after the RNC LLD is completed providing the following information:
•	An executive summary, which briefly describes and summarizes the designed 1xEV-DO RNC
•	A Network Diagram that depicts the 1X EV-DO RNC network
•	Detailed design on the 1xEV-DO RNC on the following topics:
➢	Complete IP addressing (subnet size, private versus public, gateway)

➢	Port Assignments

➢	VLAN information

➢	STP information

➢	NTP and SNMP information

➢	NMS information

➢	General information

➢	Customer network demarcation connection
2.2 Customer Responsibilities
❑	Provide a contact to complete the RNC LLD questionnaire with 100% of the data needed and return to Lucent 3 weeks before the start of RNC integration

❑	Provide a contact to complete the RNC entrance criteria checklist and return to Lucent 2 weeks before the start of RNC integration

❑	Provide physical access with the appropriate login/password as well as security permissions to the 1xEV-DO RNC as well as the OMP-FX

❑	Provide office space and facilities (desk, telephone, modem access line and fax machine) for Lucent use

❑	Ownership of non-Lucent equipment provided in the solution such as routers, switches, PDSNs, HAs, etc. This equipment must be provisioned to support 1xEV-DO functionality prior to Lucent arriving to perform the RNC integration
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❑	Establishing connectivity to a “test” cell to be used for call processing testing

❑	Providing 1xEV-DO access terminals to place test calls

❑	Responsible for monitoring and maintaining the 1X-EVDO RNC network immediately following the acceptance of the 1X-EVDO RNC
2.3 Schedule / Timeline
❑	Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the service is subject to a minimum lead-time of 4 weeks after purchase order acceptance. After purchase order acceptance, Lucent will propose a specific schedule for Customer’s concurrence. If the parties have not agreed upon another delivery timetable within 2 weeks from acceptance of the purchase order, then the service will be delivered according to the schedule proposed by Lucent.
2.4 Exclusions
❑	Once the customer has signed off the design, any changes to the design will be treated as new requests for services and be governed by the change control section in this SOW

❑	The design of the OA&M network (i.e. OMP-FX to NOC) is not part of the RNC LLD design

❑	Although this service does not include network security assessment, the design includes the security embedded in the RNC product. If a solution security assessment and design is needed, separate security services must be purchased

❑	The design does not include any other elements included in the 1xEV-DO data network (e.g., Aggregate Routers = ARs, switches, PDSNs, HAs, backhaul or transport network elements, firewalls, AAA, DHCP, DNS, LNS). An additional design service may be purchased for these elements from Lucent

❑	This service does not perform the design for cell growth. The 1xEV-DO RNC Integration with Cell Design service should be purchased to perform cell design with RNC integration. In addition, the 1xEV-DO Bulk Data Provisioning (BDP) service needs to be purchased to implement the cell design
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2.5 Assumptions
❑	Training of customer staff is not included within this SOW

❑	The RNC LLD will be performed once. Therefore, it is crucial the customer provides 100% of the data in the design worksheet 3 weeks before the start of the RNC integration. If 100% of the data is not received, then the customer either agrees to delay the integration until all of the data is received or pays additional fees to add the late data. In addition, revisions to the design worksheet after it has been received by Lucent will require additional fees. Lucent will not add or revise the design data once the completed design worksheet is received until additional POs are received.

❑	The RNC LLD is performed based on the data in the design worksheet. Growth of cells will be treated as a separate service.

❑	Assume purchase of Low Level Design Service as provided under separate Scope of Work.
2.6 Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
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Cricket — Albuquerque — 1XEV-DO	STARS #: MWS-06-000044-A1
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1 Conditions
❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3 Acceptance/Warranty
Customer’s acceptance of Services shall be deemed to occur as Services are performed. Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or
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deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4 Pricing Section
4.1 Pricing Notes
❑

❑	All prices are in $US, unless stated otherwise.
4.2 Pricing
Per Attachment F to Amendment No. 9
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AMENDMENT NO. 9 ATTACHMENT A2
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket’s
1xEV-DO L2 Switch Integration
November 4, 2005
1
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1	INTRODUCTION			3

Description of Services				4

2	1XEV-DO L2 SWITCH INTEGRATION			4

	2.1		Elements of Work and Lucent Responsibilities	4
		2.1.1	Description	4
		2.1.2	Tasks	4
		2.1.3	Deliverables	5
	2.2		Customer Responsibilities	6
	2.3		Schedule / Timeline	7
	2.4		Exclusions	7
	2.5		Assumptions	8
	2.6		Service-Specific Acceptance	8

3	GENERAL TERMS			8

	3.1		Conditions	8
	3.2		Change Management	9
	3.3		Warranty	9

4	PRICING SECTION			10

	4.1		Pricing Notes	10
	4.2		Pricing	10
2
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1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEVDO Layer 2 (“L2”) Switch Integration Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Description of Services
2 1xEV-DO L2 Switch Integration
2.1 Elements of Work and Lucent Responsibilities
The services described in this SOW are for the following products only:
[***]
2.1.1 Description
The 1xEV-DO L2 switch integration is a service under where Lucent will design and integrate a pair of L2 switches in order to support 1xEV-DO functionality.
2.1.2 Tasks
The following tasks will be performed with the service.
2.1.2.1 Low Level Design (LLD)
The LLD designs the L2 switches for the most efficient operation. The design will include:

❑	Send a design questionnaire soliciting the appropriate data to complete the LLD.

❑	Determine the Virtual Local Area Network (VLAN) assignments

❑	Determine the physical I/O cards location on the L2 switches

❑	Determine the slot/port connectivity for each 1xEV-DO network element connecting to the L2 switch

❑	Determine the appropriate IP addresses needed to support 1xEV-DO
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❑	Determine the trunk configuration between the L2 switches

❑	Determine the Spanning Tree Protocols (STP) details, if needed

❑	Determine the L2 switch basic system parameters such as host name, management IP address, login and telnet passwords

❑	Determine the Network Time Protocol (NTP) and Simple Network Management Protocol (SNMP) configuration details

❑	Determine the appropriate connectivity of the L2 switches with the Network Management System (NMS).
2.1.2.2 Element Integration

❑	Verify the L2 switches are functional from a hardware perspective

❑	Load the most recent software into the L2 switches

❑	Configure the routers based on the data supplied by the customer in the design worksheet
2.1.2.3 Integration Assurance

❑	Verify the connectivity between the L2 switches

❑	Verify the connectivity between the L2 switches and Aggregation Routers (ARs)

❑	Verify the connectivity between the L2 switches and 1xEV-DO Radio Network Controller (RNC)

❑	Verify NTP and SNMP configuration (if applicable)

❑	Work with the customer to test a basic level of Operations, Administration and Maintenance (OA&M) functionality.
2.1.3 Deliverables
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❑	Provide a Method of Procedure (MOP)/exit criteria document describing the process for the service as well as testing. Customer must sign off on the document once service is considered complete.

❑	Provide a 1xEV-DO L2 Switch Customer Network Design Document (CNDD) after the LLD is completed providing the following information:
•	An executive summary, which briefly describes and summarizes the designed L2 switch network

•	A Network Diagram that depicts the L2 switches

•	Detailed design on the L2 switches on the following topics:
➢	IP addressing

➢	Port Assignments

➢	VLAN information

➢	Trunk information

➢	STP information

➢	NTP and SNMP information

➢	NMS information

➢	General information

➢	Customer network demarcation connection
2.2 Customer Responsibilities

❑	Start date when the L2 switch service can be performed

❑	Installation and turn up of the L2 switches

❑	Physical access to the area in which the L2 switches will be located

❑	System Administrator and Network Engineer (or equivalent resource authorized by Customer) to work with Lucent on the testing of the network, OA&M network and L2 switch to ER and MSC

❑	Configuration of network between the ARs and L2 switches as well as L2 switches and MSC, if not directly connected

❑	Configuration of the OA&M network used to monitor and configure the L2 switches
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❑	Customer resource to complete the design questionnaire and work with the assigned Lucent design engineer and Customer Program Manager to return the questionnaire to Lucent, minimally, 5 weeks prior to scheduled integration

❑	System Administrator and Network Engineer (or equivalent resource authorized by Customer) to review and sign off that the integration and testing steps in the Lucent Technologies provided MOP and Exit Criteria are a satisfactory description of the service that will be performed as stated in this SOW
2.3 Schedule / Timeline

❑	Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the service is subject to a minimum lead-time of 4 weeks after purchase order acceptance. After purchase order acceptance, Lucent will propose a specific schedule for Customer’s concurrence. If the parties have not agreed upon another delivery timetable within 2 weeks from acceptance of the purchase order, then the service will be delivered according to the schedule proposed by Lucent.
2.4 Exclusions

❑	The customer will have to resolve issues if the L2 switch is not functional. Lucent will assist in the identification and isolation of an issue but does not own the resolution.

❑	Once the design has been signed off by the customer, any changes to the design will require additional services to modify the design

❑	Lucent will only be responsible for the verification of connectivity to the ARs and 1xEV-DO RNC. Lucent is not be responsible for resolving error conditions on the network.

❑	The service will configure the L2 switches to interface with the appropriate NMS ([***] NMS). A separate service is available to integrate the NMS platform.

❑	This service when purchased as a standalone service will only provide a SDD. When Lucent is performing an end-to-end deployment, the SDD information will be contained in
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a 1xEV-DO Customer Network Design Document (CNDD).
2.5 Assumptions

❑	Training of customer staff is not included within this SOW

❑	The LLD will be performed once. Therefore, it is crucial the customer provides 100% of the data in the design worksheet 5 weeks before the start of the L2 switch integration. If 100% of the data is not received, then the customer either agrees to delay the integration until all of the data is received or pays additional fees to add the late data. In addition, revisions to the design worksheet after it has been received by Lucent will require additional fees. Lucent will not add or revise the design data in the routers once the completed design worksheet is received until additional POs are received.

❑	The LLD is performed based on the data in the design worksheet. Growth will be treated as a separate service.

❑	Assumes the purchase of the Low Level Design service as provided under separate Scope of Work
2.6 Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1 Conditions

❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and
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not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3 Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-
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INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4 Pricing Section
4.1 Pricing Notes

❑

❑	All prices are in $US, unless stated otherwise.
4.2 Pricing
Per Attachment F to Amendment No. 9
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AMENDMENT NO. 9 ATTACHMENT A3
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket’s
1xEV-DO Aggregate Router Integration
November 4, 2005
1
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
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1	INTRODUCTION			3

Description of Services				4

2	1XEV-DO AR INTEGRATION			4

	2.1		Elements of Work and Lucent Responsibilities	4
		2.1.1	Description	4
		2.1.2	Tasks	4
		2.1.3	Deliverables	6
	2.2		Customer Responsibilities	7
	2.3		Schedule / Timeline	7
	2.4		Exclusions	8
	2.5		Assumptions	8
	2.6		Service-Specific Acceptance	9

3	GENERAL TERMS			9

	3.1		Conditions	9
	3.2		Change Management	10
	3.3		Warranty	10

4	PRICING SECTION			11

	4.1		Pricing Notes	11
	4.2		Pricing	11
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1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEVDO Aggregate Router (“AR”) Integration Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Description of Services
2 1xEV-DO AR INTEGRATION
2.1 Elements of Work and Lucent Responsibilities
The services described in this SOW are for the following products only:
[***]
2.1.1 Description
The 1xEV-DO AR integration is a service under where Lucent will design and integrate a pair of 1xEV-DO ARs in order to support the 1xEV-DO functionality.
2.1.2 Tasks
The following tasks will be performed with the service.
2.1.2.1 Low Level Design (LLD)
The LLD designs the ARs for the most efficient operation. The design will include:

❑	Send a design questionnaire soliciting the appropriate data to complete the LLD.

❑	Determine the physical locations of interconnection between the ARs, ARs to cell network, ARs to Layer 2 Switches (L2), and ARs the Operations, Administration and Maintenance (OA&M) network

❑	Determine the Quality of Service (QOS) parameters

❑	Determine the Virtual Local Area Network (VLAN) assignments
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❑	Determine the configuration details of routers redundancy protocols such as Virtual Router Redundancy Protocol (VRRP) or Hot Standy Router Protocol (HSRP), whichever applicable

❑	Determine the appropriate routing protocol (if necessary) such as Border Gateway Protocol (BGP), and Open Shortest Path First (OSPF) based on the customer implementation and network requirements

❑	Determine the cell sites to the routers mapping at the individual T1 level

❑	If applicable, determine the appropriate cell sites to router mapping to support the Multi-Router Automatic Protection Switching (MR-APS) or intra-chassis APS configuration for OC-3 or OC-12 interface

❑	Determine the necessary configuration information to support the redundant Aggregate Routers architecture based on customer requirements

❑	Determine the appropriate Simple Network Management Protocol (SNMP), and Network Time Protocol (NTP) configuration

❑	Determine the general system parameters such as hostname, login and telnet passwords
2.1.2.2 Element Integration

❑	Verify the routers are functional from a hardware perspective

❑	Configure the routers based on the data supplied by the customer in the design worksheet
2.1.2.3 Integration Assurance

❑	Verify the connectivity between the AR and each 1xEV-DO Radio Network Controller (RNC) Application Processor (AP) for both ARs

❑	Verify the connectivity for all T1s between the AR and the DACS for both ARs

❑	Verify connectivity between the ARs and ONE test base station (i.e. cell)
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❑	Verify connectivity between the AR and access routers for both ARs (if applicable)

❑	Verify Open Shortest Path First (OSPF) configuration between the ARs (if applicable)

❑	Verify connectivity on the redundant links between the ARs

❑	Load and verify Border Gateway Protocol (BGP) between the AR and the access routers for both ARs

❑	Verify VRRP or HSRP configuration between the ERs.

❑	Verify NTP and SNMP configuration (if applicable)

❑	Verify the Multi-Router (MR-APS) configuration between the ARs and the DACS

❑	Work with the customer to test a basic level of Operations, Administration and Maintenance (OA&M) functionality.
2.1.3 Deliverables

❑	Provide a Method of Procedure (MOP)/exit criteria document describing the process for the service as well as testing. Customer must sign off on the document once service is considered complete.

❑	Provide a section in the Customer Network Design Document (CNDD) after the LLD is completed providing the following information:
•	An executive summary, which briefly describes and summarizes the designed AR network

•	A Network Diagram that depicts the ARs

•	Detailed design on the ARs on the following topics:
➢	IP addressing

➢	Port Assignments

➢	VLAN information

➢	QOS parameters

➢	VRRP or HSRP information

➢	BGP and/or OSPF information

➢	Cell to router mapping

➢	NTP and SNMP information
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➢	Multi-Router APS information

➢	NMS information

➢	General system information

➢	Customer network demarcation connection
2.2 Customer Responsibilities

❑	Start date when the AR service can be performed

❑	Installation and turn up of the ARs

❑	Physical access to the area in which the ARs will be located

❑	System Administrator and Network Engineer (or equivalent resource authorized by Customer) to work with Lucent on the testing of the T1 network, OA&M network and AR to cell and Layer 2 Switches

❑	Configuration of T1 network including the DACS and other equipment interconnecting to the ARs

❑	Configuration of the switches or other equipment (if applicable) interconnecting to the ARs

❑	Configuration of the OA&M network used to monitor and configure the ARs

❑	Customer resource to complete the design questionnaire and work with the assigned Lucent design engineer and Customer Program Manager to return the questionnaire to Lucent, minimally, 5 weeks prior to scheduled integration

❑	System Administrator and Network Engineer (or equivalent resource authorized by Customer) to review and sign off that the integration and testing steps in the Lucent Technologies provided MOP and Exit Criteria are a satisfactory description of the service that will be performed as stated in this SOW
2.3 Schedule / Timeline

❑	Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s purchase order and
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Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the service is subject to a minimum lead-time of 4 weeks after purchase order acceptance. After purchase order acceptance, Lucent will propose a specific schedule for Customer’s concurrence. If the parties have not agreed upon another delivery timetable within 2 weeks from acceptance of the purchase order, then the service will be delivered according to the schedule proposed by Lucent.
2.4 Exclusions

❑	The customer will have to resolve issues if the router is not functional. Lucent will assist in the identification and isolation of an issue but does not own the resolution.

❑	Lucent will only be responsible for the verification of connectivity to the T1 network. Lucent is not be responsible for resolving error conditions on the T1s or integration of facilities. Lucent will only test the T1s, which are available at the time of AR integration.

❑	Once the design has been signed off by the customer, any changes to the design will require additional services to modify the design

❑	Lucent will only be responsible for the verification of connectivity to the T1 network. Lucent is not be responsible for resolving error conditions on the T1s or integration of facilities. Lucent will only test the T1s, which are available at the time of ER integration.

❑	The service will configure the ERs to interface with the appropriate Network Management System (NMS) ([***] NMS). A separate service is available to integrate the NMS platform.

❑	A 1xEV-DO Aggregate Routers Design Document (ARDD) will be provided if CNDD doesn’t exist in that market.

❑	Assumes purchase of Low Level Design Service as provided in separate Scope of Work.
2.5 Assumptions

❑	Training of customer staff is not included within this SOW

❑	The LLD will be performed once. Therefore, it is crucial the customer provides 100% of
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the data in the design worksheet 5 weeks before the start of the dual router integration. If 100% of the data is not received, then the customer either agrees to delay the dual router integration until all of the data is received or pays additional fees to add the late data. In addition, revisions to the design worksheet after it has been received by Lucent will require additional fees. Lucent will not add or revise the design data in the routers once the completed design worksheet is received until additional POs are received.

❑	The LLD is performed based on the number of base stations supplied in the design worksheet. Growth of base stations to the routers will be treated as a separate service.
2.6 Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1 Conditions

❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours — 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
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[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cricket — 1XEV-DO	STARS #: MWS-06-000044A1
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3 Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
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4	Pricing Section

4.1	Pricing Notes

❑

❑	All prices are in $US, unless stated otherwise.

4.2	Pricing
Per Attachment F to Amendment No. 9
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Cricket — Albuquerque — 1XEV-DO	STARS #: MWS-06-000044-A1
AMENDMENT NO. 9 ATTACHMENT A4
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket’s
1xEV-DO Cell Low Level Design
November 10, 2005
1
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
Cricket Amd 9 Att A4_EVDO LLD-111105(1-11-06)

Cricket — Albuquerque — 1XEV-DO	STARS #: MWS-06-000044-A1

1 INTRODUCTION	3

Description of Services	4

2 1XEV-DO CELL LOW LEVEL DESIGN (LLD) SERVICE	4

2.1 Elements of Work and Lucent Responsibilities	4
2.1.1 Description	4
2.1.2 Tasks	4
2.1.3 Deliverables	5
2.2 Customer Responsibilities	5
2.3 Schedule / Timeline	5
2.4 Exclusions	6
2.5 Assumptions	6
2.6 Service-Specific Acceptance	6

3 GENERAL TERMS	7

3.1 Conditions	7
3.2 Change Management	7
3.3 Acceptance/Warranty	7

4 PRICING SECTION	8

4.1 Pricing Notes	8
4.2 Pricing	8
2
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1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEVDO Cell Low Level Design (LLD) by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document.
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Description of Services
2	1xEV-DO Cell Low Level Design (LLD) Service
2.1	Elements of Work and Lucent Responsibilities
The services described in this SOW are for the following products only:
1xEV-DO Cell
2.1.1	Description
The 1xEV-DO Cell Low Level Design service will design the 1xEV-DO cell to ensure 1xEV-DO call processing and Operations, Administration and Maintenance (OA&M) activities work successfully. This service also includes designing the system for cell growth.
2.1.2	Tasks
The following tasks will be performed with the service.
The LLD designs the cells for the most efficient operation. The design will include:

❑	Send a design questionnaire soliciting the appropriate data to complete the LLD

❑	Determine the physical locations of interconnection between the RNC and the Layer 2 Switches or aggregate router (AR) for the cell backhaul network, the RNC and OMP-FX network for OA&M functionality and the RNC to router for the transport network (i.e. Packet Data Service Node – PDSN, Home Agent – HA)

❑	Determine the IP addressing and subnet assignments for the RNC internal and external networks

❑	Determine the IP addressing and subnet assignments for each base station.

❑	Determine the Virtual Local Area Network (VLAN) assignments
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❑	Determine the base station to RNC Application Processor (AP) assignments
2.1.3	Deliverables

❑	Provide a 1xEV-DO Customer Network Design Document (CNDD) after the LLD is completed providing the following information:
•	An executive summary, which briefly describes and summarizes the designed 1xEV-DO network
•	Detailed design on the 1xEV-DO RAN on the following topics:
➢	Complete IP addressing (subnet size, private versus public, gateway)

➢	Port Assignments

➢	VLAN information

➢	Base station to AP assignments

➢	STP information

➢	NTP and SNMP information

➢	NMS information

➢	General information

➢	Customer network demarcation connection
2.2	Customer Responsibilities

❑	Provide three contacts (IP engineer, cell engineer and RF engineer) to complete the LLD questionnaire with 100% of the data needed and return to Lucent 5 weeks (for an average system of 200 cells or less) before the start of RNC integration

❑	Provide physical access with the appropriate login/password as well as security permissions to the 1xEV-DO RNC as well as the OMP-FX
2.3	Schedule / Timeline

❑	Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the service is subject to a minimum lead-time of 4 weeks after purchase order acceptance. After purchase order acceptance, Lucent will propose a specific
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schedule for Customer’s concurrence. If the parties have not agreed upon another delivery timetable within 2 weeks from acceptance of the purchase order, then the service will be delivered according to the schedule proposed by Lucent.
2.4	Exclusions

❑	Once the customer has signed off the design, any changes to the design will be treated as new requests for services and be governed by the change control section in this SOW. Therefore, any late cells (data not received), additional cells (new cells) or changes to the LLD questionnaire after it has been returned to Lucent will be treated as new requests for services.

❑	The design of the OA&M network (i.e. OMP-FX to NOC) is not part of this low-level design

❑	Although this service does not include network security assessment, the design includes the security embedded in the RNC product. If a solution security assessment and design is needed, separate security services must be purchased

❑	The design does not include any other elements included in the 1xEV-DO data network (e.g., ARs, switches, PDSNs, HAs, backhaul or transport network elements, firewalls, AAA, DHCP, DNS, LNS). An additional design service may be purchased for these elements from Lucent

❑	This service does not implement the design for cells. The 1xEV-DO Bulk Data Provisioning (BDP) service, if purchased, will implement the cell design
2.5	Assumptions

❑	Training of customer staff is not included within this SOW

❑	The LLD will be performed once. Therefore, it is crucial the customer provides 100% of the data in the design worksheet 5 weeks for an average market size before the start of the RNC integration. If 100% of the data is not received, then the customer either agrees to delay the integration until all of the data is received or pays additional fees to add the late data. In addition, revisions to the design worksheet after it has been received by Lucent will require additional fees. Lucent will not add or revise the design once the completed design worksheet is received until additional POs are received.

❑	The LLD is performed based on the data in the design worksheet. Growth will be treated as a separate service
2.6	Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in
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this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3	General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1	Conditions

❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2	Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3	Acceptance/Warranty
Customer’s acceptance of Services shall be deemed to occur as Services are performed. Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner
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and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4	Pricing Section
4.1	Pricing Notes

❑

❑	All prices are in $US, unless stated otherwise.
4.2	Pricing
Per Attachment F to Amendment No. 9
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Cricket — 1XEV-DO                 STARS #: MWS-06-000044A1
AMENDMENT NO. 9 ATTACHMENT A5
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket’s
1xEV-DO Bulk Data Provisioning (BDP)
November 4, 2005
1
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
Cricket Amd 9 Att A5_EVDO BDP(11-04-05)(1-11-065)

Cricket — 1XEV-DO                 STARS #: MWS-06-000044A1

1 INTRODUCTION	3

Description of Services	4

2 1XEV-DO BDP	4

2.1 Elements of Work and Lucent Responsibilities	4
2.1.1 Description	4
2.1.2 Tasks	4
2.1.3 Deliverables	5
2.2 Customer Responsibilities	5
2.3 Schedule / Timeline	5
2.4 Exclusions	5
2.5 Assumptions	6
2.6 Service-Specific Acceptance	6

3 GENERAL TERMS	6
3.1 Conditions	6
3.2 Change Management	7
3.3 Warranty	7

4 PRICING SECTION	8
4.1 Pricing Notes	8
4.2 Pricing	8
2
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Cricket Amd 9 Att A5_EVDO BDP(11-04-05)(1-11-065)

Cricket — 1XEV-DO                 STARS #: MWS-06-000044A1
1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEVDO Bulk Data Provisioning (“BDP”) Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Cricket — 1XEV-DO                 STARS #: MWS-06-000044A1
Description of Services
2 1xEV-DO BDP
2.1 Elements of Work and Lucent Responsibilities
The services described in this SOW are for the following products only:
1xEV-DO
2.1.1 Description
The 1xEV-DO BDP service provides an effective method of loading cell configuration data parameters, Radio Frequency (RF) translations and cell site Neighbor List (NL) information into the Radio Network Controller (RNC).
2.1.2 Tasks
The following tasks will be performed with the service.

❑	Send a BDP questionnaire soliciting the appropriate data to complete the BDP

❑	Hold periodic conference calls with the customer to discuss and obtain the correct data within the questionnaire to complete the BDP scripts

❑	Build the BDP scripts for execution. Scripts may include one or more of the following data depending upon the work involved:
•	Cell configuration data for the equipage and operating parameters used by 1xEV-DO modcells

•	Lucent recommended and default RF translations parameters documented in the 1XEV-DO RF Translations Application Notes or those specified by the customer

•	Customer provided RF NL information

❑	Execute the BDP scripts on the OMP-FX
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2.1.3 Deliverables

❑	BDP questionnaire to obtain the necessary data to build the information

❑	An excel spreadsheet documenting all the RNC/cell/RF information. The spreadsheet is resident within the 1xEV-DO Customer Network Design Document (CNDD)
2.2 Customer Responsibilities

❑	Providing three points of contacts (Switch Technicians, Cell Engineer and RF engineer) to complete the BDP questionnaire with 100% of the data needed. The points of contact must be identified and data provided to Lucent no latter than 3 weeks (for an average system of 200 cells or less) prior to the scheduled start of the BDP service.

❑	Notifying Lucent of a start date for which the BDP scripts will be needed (i.e. 1xEV-DO Radio Network Controller (RNC) integration date, cell integration or RF neighbor update start date)

❑	Providing Lucent with remote access with the appropriate login/password and security permissions to the 1xEV-DO RNC and the OMP-FX.
2.3 Schedule / Timeline

❑	Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the service is subject to a minimum lead-time of 4 weeks after purchase order acceptance. After purchase order acceptance, Lucent will propose a specific schedule for Customer’s concurrence. If the parties have not agreed upon another delivery timetable within 2 weeks from acceptance of the purchase order, then the service will be delivered according to the schedule proposed by Lucent.
2.4 Exclusions

❑	Once the BDP questionnaire has been signed off by the customer, any changes to the BDP work will require additional services

❑	Validity and accuracy of neighbor list information is only guaranteed when Lucent Technologies performs RF Optimization service under a separate Statement of Work
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2.5 Assumptions

❑	Training of customer staff is not included within this SOW

❑	The BDP will be performed once. Therefore, it is crucial the customer provides 100% of the data in the BDP worksheet 3 weeks before the start of the BDP. If 100% of the data is not received, then the customer either agrees to delay the BDP until all of the data is received or pays additional fees to add the late data. In addition, revisions to the BDP worksheet after it has been received by Lucent will require additional fees. Lucent will not add or revise the design data in the once the completed BDP worksheet is received until additional POs are received.

❑	The BDP is performed based on the data in the BDP worksheet. Any late cells (data not received), additional cells (new cells) or changes to the BDP questionnaire after it has been returned to Lucent will be treated as new requests for services and be governed by the change control section in this SOW

❑	The BDP questionnaire includes RF neighbor list information

❑	A dump of the existing wireless system(s) may be used to obtain all or portions of the data needed to build the BDP scripts.
2.6	Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1 Conditions

❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.
6
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Cricket — 1XEV-DO                 STARS #: MWS-06-000044A1

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3 Warranty
     Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
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Cricket — 1XEV-DO                 STARS #: MWS-06-000044A1
4 Pricing Section

4.1	Pricing Notes

☐

☐	All prices are in $US, unless stated otherwise.
4.2 Pricing
Per Attachment F to Amendment No. 9
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
AMENDMENT NO. 9 ATTACHMENT B
LUCENT TECHNOLOGIES
STATEMENT OF WORK
1xEV-DO Cell Integration Service
Cricket’s
November 4, 2005
1
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
V2-R3.2
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1

1 INTRODUCTION	3

Description of Services	4

2 1XEV-DO CELL INTEGRATION SERVICE	4

2.1 Elements of Work and Lucent Responsibilities	4
2.1.1 Description	4
2.1.2 Tasks	4
2.1.3 Deliverables	5
2.2 Customer Responsibilities	5
2.3 Schedule / Timeline	7
2.4 Exclusions	7
2.5 Assumptions	7
2.6 Service-Specific Acceptance	7

3 GENERAL TERMS	8

3.1 Conditions	8
3.2 Change Management	8
3.3 Warranty	9

4 PRICING SECTION	9

4.1 Pricing Notes	9
4.2 Pricing	9
2
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Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEVDO Cell Integration Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
Description of Services
2 1xEV-DO Cell Integration Service
2.1 Elements of Work and Lucent Responsibilities
2.1.1 Description
Lucent’s 1xEV-DO Cell Integration Service integrates cells into a 1xEV-DO system.
2.1.2 Tasks
Lucent shall:
2.1.2.1 Elemental Integration
❑ Provision cell IP addressing scheme.

❑ Once connectivity is established, download the appropriate 1xEV-DO cell generic.

❑ Calibrate 1xEV-DO cell output power with assistance from field technicians for all applicable configurations.
2.1.2.2 Integration Verification

❑	Perform cell alarm tests to verify that each configured alarm is being reported properly to the Element Management System (EMS) for all applicable configurations.

❑	Perform call-processing tests on a per sector basis to verify the 1xEV-DO cell site is capable of completing a Simple Internet Protocol (SIP) or Mobile IP (MIP) data call.

❑	Provide [***] cell integration technical support to resolve any alarm conditions related to 1xEV-DO carrier integration.

❑	Perform File Transfer Protocol (FTP) closed loop testing on [***] 1xEV-DO cells determined by the Lucent Radio Frequency (RF)/Cell integration teams for market size of greater than [***] cell sites when Lucent RF Optimization services are purchased.
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
2.1.3 Deliverables
Lucent shall provide:
❑ A mutually agreed upon schedule for the integration activity.

❑ A service completion verification form on the cell integration activity.
2.2 Customer Responsibilities
Customer shall:

❑	Provide the start date when the 1xEV-DO cell integration can be performed.

❑	Complete a cell integration design questionnaire and provide to Lucent 2 weeks prior to the cell integration start date.

❑	Add the 1xEV-DO cell configuration data into the 1xEV-DO Radio Network Controller (RNC) database via EMS, if the 1xEV-DO Bulk Data Provisioning (BDP) service is not purchased from Lucent.

❑	Establish physical connectivity between the cell and the Radio Network Controller (RNC), including provisioning of the Aggregation Routers (ARs).

❑	Ensure following cell site preparation issues are resolved prior to cell integration activities:
➢	Update 3G1x Executive Cellular Processor (ECP) translations to meet 1xEV-DO hardware requirements for all mixed-mode cell configurations prior to 1xEV-DO cell integration.

➢	Ensure antennas are connected to the 1xEV-DO carrier/cell.

➢	Ensure all T1 facilities are provisioned and any issues with DACS cross connect, cabling, and loop backs are resolved prior to cell integration.

➢	Ensure AR(s) and Ethernet switch(es) are integrated and configured for cell connectivity.

❑	Perform loop back test from RNC to cell site Channel Switch Unit (CSU) to ensure no cell connectivity issues exist prior to scheduling each cell site for integration.

❑	Provide dedicated data network engineer(s) to address cell connectivity issues including AR(s), Ethernet Switch(s), Packet Data Service Nodes (PDSNs) and Home Agent (HA) configurations during cell integration activity, unless Lucent has been contracted to perform this service under a separate SOW.
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1

❑	Provide field switch technician(s) to resolve any DACS/T1 issues during cell integration activity.

❑	Provide physical access to cell sites for Lucent field technicians to perform required integration and troubleshooting activities.

❑	Participate in pre-integration meetings with Lucent Program Management (PM) and integration engineers to discuss integration activities, roles and responsibilities.

❑	Provide an agreed upon cell integration schedule [***] business days prior to the start of work.

❑	Provide a maintenance window of [***] hours per cell for configurations that require a maintenance window (i.e., 1xEV-DO on legacy modcells, growth modcells).

❑	Provide stable and timely remote access to the 1xEV-DO network upon request. This is required in order to complete cell integration in a timely and efficient manner.

❑	Immediately following cell integration, assume responsibility for monitoring and maintaining the cell site.

❑	Provide Lucent field technicians supporting cell integrations with 1xEV-DO access terminals to perform call through testing. A minimum of 3 access terminals or more, depending on the quantity of cell integrations, is required.

❑	To support FTP closed loop testing activities when performed:
➢	Provide a minimum of one provisioned access terminal (AirCards) per Lucent integration team.

➢	Allow access to an FTP server internal to the network for Lucent to perform the FTP closed loop testing.

➢	Provide maps and drive routes to 1xEV-DO cell site locations selected.

❑	During planning stages, provide remote access with the appropriate login/password as well as security permissions with read/write capability to the 1xEV-DO RNC as well as the OMP-FX. Provide access to the following:
➢	EMS GUI Web

➢	Command Line Interface (CLI)

➢	1xEV-DO RNC and AP root level access

➢	OMP Shell access
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
2.3 Schedule / Timeline
Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.
2.4 Exclusions
The following items are not included:

❑	ECP translations

❑	Voice carrier re-configuration or frequency retune(s) if required prior to 1xEV-DO carrier integration

❑	Design of the cell

❑	BDP of cell configuration data and neighbor list

❑	Changes needed after integration (a new service must be purchased to implement any changes)

❑	Any cost associated with recommended repairs or changes to the wireless network or equipment

❑	Voice functional tests and voice call processing test

❑	Training of Customer staff
2.5 Assumptions

❑	This service will involve an on-site technician and a remote resource to complete the integration.

❑	The call processing testing and FTP closed loop testing do not guarantee any peak or average data rates for the 1xEV-DO carrier under test. Performance of the 1xEV-DO network is achieved through the 1xEV-DO RF Optimization service and 1xEV-DO Data Network Analysis service (provided under separate SOWs).
2.6 Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days
7
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1 Conditions

❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools or software to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday, excluding Lucent holidays — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
8
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Cricket — 1XEV-DO                STARS #: MWS-06-000044A1
3.3 Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4 Pricing Section
4.1 Pricing Notes

❑

❑	All prices are in $US, unless stated otherwise.
4.2 Pricing
Per Attachment F to Amendment No. 9
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
Amendment No. 9 Attachment C
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket’s
1xEV-DO Base Station Consultant
December 8th, 2005
1
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1

1 INTRODUCTION	3

Description of Services	4

2 1XEV-DO BASE STATION CONSULTANT	4

2.1 Elements of Work and Lucent Responsibilities	4
2.1.1 Description	4
2.1.2 Tasks	4
2.1.3 Deliverables	4
2.2 Customer Responsibilities	5
2.3 Schedule / Timeline	5
2.4 Exclusions	5
2.5 Assumptions	5
2.6 Service-Specific Acceptance	6

3 GENERAL TERMS	6

3.1 Conditions	6
3.2 Change Management	6
3.3 Acceptance/Warranty	7

4 PRICING SECTION	7

4.1 Pricing Notes	7
4.2 Pricing	7
2
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Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
1	INTRODUCTION
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of 1xEV-DO Base Station Consultant Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Cricket”) or (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s Purchase Order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document.
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
Description of Services
2	1xEV-DO Base Station Consultant
2.1	Elements of Work and Lucent Responsibilities
The services described in this SOW are for the following Equipment only:
1xEV-DO carrier in Flexent Modular cell 1.0/2.0/3.0/4.0
2.1.1	Description
Lucent shall provide per market consulting support that aids Cricket in the [***] process. This scope of work provides Cricket with an onsite consultation support for [***] and afterwards a remote consultation support for a period of [***] for each contracted market.
2.1.2	Tasks
Lucent shall under accepted Purchase Orders provide technical consultation in:
[***]
2.1.3	Deliverables

❑	Weekly status reports outlining the activities for that week

2.2	Customer Responsibilities

❑	Provide appropriate login/password as well as security permissions for the following OMP/AP maintenance interfaces:
a) EMS GUI Web
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
b) Command Line Interface (CLI)
c) 1XEV-DO AP root
d) OMP Shell
e) ECP RC/V (read/write), if cell is on release R25.
❑	Office space and facilities (desk, telephone, modem access line and fax machine) for Lucent Engineering use.

2.3	Schedule / Timeline

❑	Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s Purchase Order and Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the service is subject to a minimum lead-time of 4 weeks after purchase order acceptance. After purchase order acceptance, Lucent will propose a specific schedule for Customer’s concurrence. If the parties have not agreed upon another delivery timetable within 2 weeks from acceptance of the purchase order, then the service will be delivered according to the schedule proposed by Lucent.

2.4	Exclusions

❑	This service does not include technical consultation for Data Networking issues like Router, Ethernet Switches, PDSN and Home Agent, unless customer has contracted Lucent to provide this service under a separate scope of work.

❑	This service does not include technical consultation for 1XEV-DO RF Optimization, unless customer has contracted Lucent to provide this service under a separate scope of work.

❑	This service does not include technical consultation for Bulk Data Provisioning Tool.

2.5	Assumptions

❑	This service assumes 1xEV-DO RNC and OMP has already been integrated.
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
2.6	Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3	General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1	Conditions

❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.

3.2	Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s
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Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3	Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4	Pricing Section

4.1	Pricing Notes

❑

❑	All prices are in $US, unless stated otherwise.

4.2	Pricing
Per Attachment F to Amendment No. 9
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LWS-R3.1
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Attachment C

Cricket — Albuquerque — 1xEV-DO BS Consultant	STARS #: MWS-06-000044A1
8
Lucent Proprietary and Confidential
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LWS-R3.1
Cricket Amd 9 Att C_1xEVDO_Base station Consultant(1-11-06)

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Cricket — Albuquerque – BTS Remote Technical Support	STARS #: MWS-06-000044A1
Amendment No. 9 Attachment D
LUCENT TECHNOLOGIES INC.
STATEMENT OF WORK
Cricket’s
BTS [***] Integration Remote Technical
Support for
1xEV-DO Base station
December 8th, 2005
1
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
Cricket Amd 9 Att D_EVDO BTS [***] Integration Technical Support 12-12-05(1-11-06)
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1

1 INTRODUCTION	3

Description of Services	4

2 1XEV-DO BTS [***] INTEGRATION REMOTE TECHNICAL SUPPORT	4
2.1 Elements of Work and Lucent Responsibilities	4
2.1.1 Description	4
2.1.2 Tasks	4
2.1.3 Deliverables	4
2.2 Customer Responsibilities	4
2.3 Schedule / Timeline	5
2.4 Exclusions	5
2.5 Assumptions	6
2.6 Service-Specific Acceptance	6

3 GENERAL TERMS	6

3.1 Conditions	6
3.2 Change Management	7
3.3 Warranty	7

4 PRICING SECTION	8

4.1 Pricing Notes	8
4.2 Pricing	8
2
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1
1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of BTS [***] Integration Remote Technical Support Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communications, Inc. (“Cricket”) or (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s Purchase Order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
3
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Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1
Description of Services
2 1xEV-DO BTS [***] Integration Remote Technical Support
2.1 Elements of Work and Lucent Responsibilities
The Services described in this SOW are for the following Equipment only:
1xEV-DO carrier in Flexent Modular cell 1.0/2.0/3.0/4.0
2.1.1 Description
Lucent shall provide remote technical support to facilitate Customer’s [***] integration of 1xEV-DO carrier on Flexent Modcular platform as follows:
a) Call in support for 24 hours per day during normal business days (Monday through Friday)

b) Pager support for weekends (Saturday through Sunday)

c) Technical support shall be provided over a [***] month period, which will begin on an agreed upon date, pursuant to Cricket’s issuance of a valid Purchase Order.
2.1.2 Tasks
Lucent shall provide remote technical support in:
[***]
2.1.3 Deliverables
❑	There are no deliverables for this Service.
2.2 Customer Responsibilities
Customer shall:
4
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1
❑	Provide appropriate login/password as well as security permissions for the following OMP/AP maintenance interfaces upon request:
a) EMS GUI Web
b) Command Line Interface (CLI)
c) 1XEV-DO AP root
d) OMP Shell
e) ECP RC/V (read/write), if cell is on release R25.
❑	Provide a field switch technician(s) to resolve any DACS/ T1 issues during BTS [***] integration activity.

❑	Provide data network engineers to work with Lucent engineers in resolving BTS connectivity issues.

❑	Provide a primary point of contact and any additional contacts required for each location where BTS [***] integration activities will take place.
2.3 Schedule / Timeline
❑	Lucent will propose a specific schedule for Customer’s concurrence. Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.

❑	Lucent personnel will begin work after acceptance of Customer’s Purchase Order and Customer’s completion of any pre-conditions for which Customer is responsible under this SOW.

❑	Provision of the Service is subject to a minimum lead-time of 4 weeks after Purchase Order acceptance.
2.4 Exclusions
❑	This Service does not include on-site support by Lucent.

❑	This service does not include technical support for [***].

❑	This service does not include technical support for [***].
5
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
LWS-R3.1
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1
2.5 Assumptions
❑	This Service assumes Lucent has been contracted to perform the Core Integration Services and that the Core Integration Services have been completed in all Markets for which Services under this SOW are provided.
2.6 Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer’s actual acceptance; or (3) Customer’s use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1 Conditions
❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer’s premises, those Lucent personnel shall respect Customer’s on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours – 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
6
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3 Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
7
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LWS-R3.1
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Cricket — Albuquerque — BTS Remote Technical Support	STARS #: MWS-06-000044A1
4 Pricing Section
4.1 Pricing Notes
❑

❑	All prices are in $US, unless stated otherwise.
4.2 Pricing

Ordering Instructions
Service	Price ($)		40W40
[***]	[***]	[***]	[***]
Note: Should Customer also purchase Lucent’s [***] at the prices and terms specified in each respective SOW, then Lucent will provide the Services under this SOW at the [***].
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Cricket Communications	STARS # MWS-06-000045-A1
AMENDMENT NO. 9 – ATTACHMENT E1
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket Communications
MWS-06-000045-A1
October 31, 2005
Engineering & Installation
of Wireless Mobile Switching Center
(MSC) Equipment
Cricket Amd 9 Att E1_ EVDO Core Eng & Install(1-11-06)
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V6-R3.1

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Cricket Communications	STARS # MWS-06-000045-A1

1 INTRODUCTION	3

Description of Services	4

2 ENGINEERING & INSTALLATION OF WIRELESS MOBILE SWITCHING CENTER (MSC) EQUIPMENT	4

2.1 Equipment Configuration	4
2.2 Lucent Responsibilities – Site Survey	4
2.2.1 Description	4
2.2.2 Site Survey Exclusion	4
2.2.3 Site Survey Tasks	4
2.2.4 Site Survey Deliverables	5
2.3 Lucent Responsibilities — Engineering	5
2.3.1 Description	5
2.3.2 Engineering Tasks	5
2.3.3 Engineering Deliverables	6
2.4 Lucent Responsibilities — Installation	7
2.4.1 Description	7
2.4.2 Installation Tasks	7
2.4.3 Installation Deliverables	9
2.5 Customer Responsibilities	10
2.5.1 Site Survey Phase:	10
2.5.2 Engineering Phase:	10
2.5.3 Installation Phase:	11
2.6 Schedule / Timeline	14
2.7 Exclusions	14
2.8 Assumptions	15
2.9 Service-Specific Acceptance	15

3 GENERAL TERMS	16

3.1 Conditions	16
3.2 Change Management	16
3.3 Warranty	16

4 PRICING SECTION	17

4.1 Pricing Notes	17
4.2 Pricing	17
·
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Cricket Communications	STARS # MWS-06-000045-A1
1 Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of Mobile Switching Center (“MSC”) Engineering and Installation Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the Services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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V6-R3.1

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Cricket Communications	STARS # MWS-06-000045-A1
Description of Services
2 Engineering & Installation of Wireless Mobile Switching Center (MSC) Equipment
2.1 Equipment Configuration
The Services described in this SOW apply to the following Equipment only:
Engineer and Install [***]
2.2 Lucent Responsibilities – Site Survey
2.2.1 Description
If site survey Services are ordered, Lucent will perform a site survey to determine if additional materials or information are needed for completion of the Services under this SOW. The site survey will cover inspection of the equipment location, review of Customer provided documentation, and collection of relevant information or data to complete the Equipment configuration.
2.2.2 Site Survey Exclusion
Customer may elect not to have Lucent perform a Site Survey, in which case the following Site Survey tasks become the responsibility of Customer. If site conditions hinder Lucent’s deployment of Services, Customer agrees to execute a Change Order in accordance with Note 1 below to address the corresponding cost and time impacts.
2.2.3 Site Survey Tasks
❑	Review the quantity and location of equipment and peripherals specific to the site installation configuration.

❑	Identify equipment shortages, standards issues, floor space problems and equipment compatibility issues.
➢	Includes working identified issues with Customer, determining items needed for compliance and parties responsible
❑	Verify DC power cable demarcation points and location of ground window.
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Cricket Communications	STARS # MWS-06-000045-A1
❑	Verify location of AC distribution cabinet.

❑	Determine cable routing and location of Master Control Center (MCC).

❑	Determine location of wall mounted alarm boxes.

❑	Capture information necessary to determine distance and routing of DC Power cables.

❑	Review and determine distance and routing of Optical and signal cabling.

❑	Determine distance and cable route for frame ground and ground bar locations.

❑	Determine equipment placement / layout.

❑	Identify location of spare-parts cabinet.

❑	Identify name and telephone number of local contacts.
2.2.4 Site Survey Deliverables
❑	Complete data collection of site requirements to be used by Lucent Engineering to meet the requirements/specifications of this SOW

❑	List of identified responsibilities and requirements for site engineering compliance (i.e., HVAC, floor space, electrical and power, fiber connectivity, assignments etc.)
2.3 Lucent Responsibilities — Engineering
2.3.1 Description
Lucent Engineering will configure Equipment requirements based on inputs from the Customer order, completed questionnaires, and/or site survey data. The decisions as to specific Equipment needs are based on each component’s functionality, capacity, and application of engineering rules associated with each component.
2.3.2 Engineering Tasks
Lucent will perform the following Equipment engineering tasks to the extent applicable for the type of Equipment to be deployed:
❑	Execute first-pass verification and integrity check of Customer request/Purchase Order (e.g., does it meet general high-level compatibility requirements such as software release, equipment availability, floor space, site/environmental conditions, etc).

❑	Identify recommended equipment framework and associated equipment racking.
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Cricket Communications	STARS # MWS-06-000045-A1
❑	Provide list of assignments and material to secure framework, per Customer or zoning requirements.

❑	Provide list of assignments and materials for the grounding of equipment and associated framework.

❑	Provide front Equipment drawings to show Equipment layout in bay, including circuit pack arrangement, wiring list assignments and mounting records.

❑	Create equipment translations (GRCV, FITTS).

❑	Provide power cable running list and assignment to run and connect the power cables to the assigned GPDF’s fuse panel or circuit breaker position.

❑	Provide AC power assignments and running lists to inverter.

❑	Provide running lists and assignment to run and connect the fiber cables to the assigned LGX bay, panel, and jack position.

❑	Provide running list and assignments to run and connect the LAN interface cables to the assigned Customer-provided router.

❑	Provide running list and assignments to run and connect the DSX1 or DSX3 cables to the assigned DSX bay, panel, and jack position.

❑	Provide running list and assignments to run and connect the alarm cables to the assigned Vertical and Block of the MDF/SSLPDF, and alarm wall-mounted boxes.

❑	Provide running list and assignments to run and connect the Timing cables to the assigned Timing sources.

❑	Provide running lists for x-dimension inter-cabinet cables, including fuse alarm and communication bus multiples.

❑	Update all Lucent site records and assignments.
Note: Depending upon Equipment configurations, all cabling assignments, Equipment framework, and connecting devices may not be required.
2.3.3 Engineering Deliverables
❑	Provide technical specifications consisting of the following:
➢	Equipment installation instructions, notes and work items

➢	Bill of materials

➢	Applicable associated cable running lists, wiring lists and assignments as itemized above
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Cricket Communications	STARS # MWS-06-000045-A1
➢	List of standard drawing references and associated Equipment manuals
❑	Provide drawings detailing the following:
➢	Floor-plan

➢	Equipment layout

➢	Framework and cabling

➢	Equipment framework grounding
❑	Provide Equipment translations (GRCV, FITTS).
➢	Note: Rate and Route translations are available if contracted by Customer but are not part of this SOW.
2.4 Lucent Responsibilities — Installation
2.4.1 Description
Lucent will install Equipment – performing the assembly, wiring and testing tasks listed in this section according to Lucent’s and/or third-party manufacturer’s prescribed procedures associated with the product furnished on the order (except Customer spares). The actual work operations for any given installation job are dependent on the specific Equipment being installed and the location and configuration of Customer site.
2.4.2 Installation Tasks
2.4.2.1 Method of Procedure (MOP)
❑	Lucent will prepare a detailed MOP document, which covers, but is not limited to, the following:
➢	Major work activities to be performed by Lucent

➢	Customer job-start responsibilities

➢	Job start and end dates, and daily work schedules

➢	Lucent and Customer contacts

➢	Delivery, storage and staging of Equipment

➢	Detailed Customer and Lucent security, safety and service protection responsibilities and procedures

➢	Transition documentation, covering the handoff of all deliverables and signifying the completion of the Service
❑	Lucent will obtain appropriate Customer signatures on the MOP document before installation begins.
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Cricket Communications	STARS # MWS-06-000045-A1
2.4.2.2 Material Receipt
❑	Arrange for material delivery at Customer site location, and provide reasonable inspection for shipping damage.

❑	Unpack and inventory materials.
2.4.2.3 Assembly and Cabling & Wiring
❑	Support Equipment framework or shelving in the assigned location, per equipment footprint.

❑	Mount all in-scope equipment/furniture, per front equipment and plan drawings.

❑	Ground Equipment and associated framework, per grounding drawing or Lucent grounding standards.

❑	Insert and seat all circuit packs into Equipment shelves.

❑	Run and connect power cables to the assigned GPDF’s fuse panel and fuse position, per assignment drawing or specification.

❑	Run and connect AC power for inverter.

❑	Assemble fiber management system.

❑	Run and connect fiber cables to the assigned LGX bay, panel, and jack position, per assignment drawings or specification.

❑	Run and connect LAN interface cable to the assigned Customer-provided router, per specification.

❑	Run and connect the DSX1 or DSX3 cables to the assigned DSX bay, panel, and jack position, per assignment drawings or specification.

❑	Run and connect the alarm cables to the assigned vertical and block of the MDF/SSLPDF or alarm-receiving device.

❑	Run and connect the timing cables to the assigned timing sources, per assignment drawing or specification.

❑	Run and connect the tip/ring cables from the line peripheral units to the distribution frame.

❑	Clean and inspect field-connected fiber.
➢	Apply “wet” solvent to connector endface to dissolve/remove impurities.
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Cricket Communications	STARS # MWS-06-000045-A1
➢	Perform “dry” clean wipe to remove remaining impurities.

➢	Use scope to inspect fiber for contaminants, chips, cracks and scratches.
❑	Stamp and/or affix aisle, shelf and unit designations.

❑	Load provided provisioning software into the Equipment, per the engineering specification.
Note: Depending upon Equipment configurations, all cabling assignments, Equipment framework, and connecting devices may not be required.
2.4.2.4 Standalone Equipment Testing
❑	Load Customer translations tape into the switch database.

❑	Power up Equipment under normal power conditions and verify proper power-up.

❑	Perform basic, standalone tests on the individual Equipment unit, per manufacturer’s standard installation and test procedures.

❑	Resolve all troubles encountered with Lucent-provided Equipment.

❑	Notify Customer of any troubles with Customer-provided equipment.

❑	All tests shall be “All Tests Passed” (ATP). (Testing specifically excludes unequipped slots and spares, which can be performed by Lucent for an additional charge.)

❑	Maintain test logs and trouble reports.
2.4.2.5 Installation Job Completion
❑	Remove from Customer site all tools and debris generated from the installation effort.

❑	Mark and return office drawings to Engineering.

❑	Provide Customer with all job documentation (e.g., job drawings, specifications), test records, and inventoried Equipment spares and excess material (e.g., cables, fuses) (which will be left at the Customer site).

❑	Verify proper completion of installation.

❑	Issue Job Completion Notice to Customer.
2.4.3 Installation Deliverables
Lucent will provide the following:
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Cricket Communications	STARS # MWS-06-000045-A1
❑	MOP

❑	Equipment installed, tested and ready for Customer handover

❑	Job specification and other job documentation

❑	Installation test records

❑	Inventoried Customer spares ordered with the Equipment

❑	Excess Customer-ordered/owned material (e.g., cables, fuses)

❑	Job Completion Notice for Customer sign-off
Note: Customer will sign off on the Job Completion Notice or provide written notice giving reasons for not doing so within five business days, otherwise the Job Completion Notice is deemed signed.
2.5 Customer Responsibilities
2.5.1 Site Survey Phase:
❑	Provide:
➢	Specific site locations and directions

➢	Site documentation, including site drawings and records

➢	Access (e.g., permissions, keys, access codes) to secured or guarded building and facilities

➢	Customer representative to be present at time of survey
❑	Perform the additional tasks described in the Site Survey section of this SOW if Customer elects not to have Lucent perform a Site Survey.
2.5.2 Engineering Phase:
❑	Provide:
➢	Completed questionnaires

➢	Customer equipment requirements, as applicable for product

➢	Master records (if available)

➢	Software records and forms
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Cricket Communications	STARS # MWS-06-000045-A1
➢	Final approval of equipment footprint, floor plans layout(s)

➢	All required demarcation assignments.

➢	Network configuration.

Note: These last two activities are required, regardless of whether Lucent’s engineering Service is or is not purchased.
❑	The following items are Customer responsibilities, unless contracted to Lucent and identified on the purchase order:
➢	Build and load software Rate and Route translations (ODD)
2.5.3 Installation Phase:
For a new Mobile Switching Center (MSC) site:
❑	Provide access (e.g., permissions, keys, access codes) to secured or guarded building and facilities. Provide access and space for delivery trucks and installation team (e.g., unloading space, building opening of adequate size, equipment, storage areas, elevators, loading dock, switch, power rooms).

❑	Complete all site preparation tasks, including those identified by Lucent’s site survey. [Customer will be responsible for additional charges for any additional work effort required, including site revisits, as a result of the site not being ready, and the schedule will be adjusted for the resulting delay, in accordance with Note 1 below.]

❑	Site preparation tasks will include but are not limited to:
➢	Provide appropriate HVAC (heating, ventilation, air conditioning), AC power (available within the installation area), lighting, structural analysis, and fire protection/environmental hazard protections for installation site, as required by law and in accordance with equipment manufacturer’s specifications.

➢	Provide sufficient DC power, in accordance with equipment manufacturer’s specifications, to power the new equipment, and assure that all required DC power drops have been provided to the installation area, have been terminated to the power supply, and have been identified.

➢	Provide grounding system suitable for the equipment.

➢	Provide environmental alarms.

➢	Remove all hazardous materials (e.g., asbestos) and correct any hazardous conditions that exist at the installation site.

➢	Verify that equipment floor load-bearing capacity is adequate (a structural analysis is recommended).

➢	Provide alarm blocks and cable designations.

➢	Provide aisle, shelf and unit designations.
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Cricket Communications	STARS # MWS-06-000045-A1
❑	Provide T1 or microwave facilities to Cells that are installed, tested and operational, prior to the start of Cell Integration (on a cell-by-cell basis).

❑	Provide installation instructions/documentation and assignments for Customer-provided equipment.

❑	Obtain permits/licenses and variances, if required. If Lucent is required to obtain permits for the job, Customer will be responsible for any charges and will reimburse Lucent upon an invoicing of said charges. Customer agrees to authorize such invoicing by executing a Change Order (as defined in the Change Control Process section of this SOW) at Lucent’s request.

❑	Inform Lucent of the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity, heat or light).

❑	Make available sufficient floor space required for Equipment staging, storage and installation.

❑	Sign off on Installation Method of Procedure (MOP) document.

❑	The following items are Customer responsibilities, unless contracted to Lucent and identified on the purchase order:
➢	Provide all required bay frames, cabinets, and other support material.

➢	Provide all required cable rack, fiber duct, lighting and common systems.

➢	Provide all required connecting appliances (e.g., MDF terminal blocks, DSX jack and panel, LGX panel, timing sources).

➢	Input MSC translations, in both Digital Cellular Switch (DCS) and Executive Cellular Switch (ECP), but not limited to, trunking, SS7, ISUP, CCS7, PSU links, CSN, Acculink DSX, ATM and DACS. Prior to the start of testing of the first Base Station (Cell), provide Cell translations, including, but not limited to, radio settings and power levels.
For either a swap-out MSC at an existing site or growth to an existing MSC:
❑	Provide access (e.g., permissions, keys, access codes) to secured or guarded building and facilities. Provide access and space for delivery trucks and installation team (e.g., unloading space, building opening of adequate size, equipment, storage areas, elevators, loading dock, switch, power rooms).

❑	Complete all site preparation tasks, including those identified by Lucent’s site survey. [Customer will be responsible for additional charges for any additional work effort required, including site revisits, as a result of the site not being ready, and the schedule will be adjusted for the resulting delay, in accordance with Note 1 below.]

❑	Site preparation tasks will include but are not limited to:
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Cricket Communications	STARS # MWS-06-000045-A1
➢	Provide sufficient DC power, in accordance with equipment manufacturer’s specifications, to power both MSC’s simultaneously or the new equipment, being added to the MSC. Assure that all required DC power drops are provided to the installation area and have been terminated to the power supply.

➢	Provide environmental alarms.

➢	Verify that equipment floor load-bearing capacity is adequate (a structural analysis is recommended).

➢	Provide alarm blocks and cable designations.

➢	Provide aisle, shelf and unit designations.
❑	Verify that the operational T1 or microwave facilities between the Cells and MSC have sufficient capacity.

❑	Provide installation instructions/documentation and assignments for Customer-provided equipment.

❑	Obtain permits/licenses and variances, if required. If Lucent is required to obtain permits for the job, Customer will be responsible for any charges and will reimburse Lucent upon an invoicing of said charges. Customer agrees to authorize such invoicing by executing a Change Order (as defined in the Change Control Process section of this SOW) at Lucent’s request.

❑	Inform Lucent of the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity, heat or light).

❑	Make available sufficient floor space required for equipment staging, storage and installation.

❑	Sign off on Installation Method of Procedure (MOP) document.

❑	The following items are Customer responsibilities, unless contracted to Lucent and identified on the purchase order:
➢	Provide all required bay frames, cabinets, and other support material.

➢	Provide all required cable rack, fiber duct, lighting and common systems.

➢	Provide all required connecting appliances (e.g., MDF terminal blocks, DSX jack and panel, LGX panel, timing sources).

➢	Input MSC translations, in both Digital Cellular Switch (DCS) and Executive Cellular Switch (ECP), but not limited to, trunking, SS7, ISUP, CCS7, PSU links, CSN, Acculink DSX, ATM and DACS. Prior to the start of testing of the first Base Station (Cell), provide Cell translations, including, but not limited to, radio settings and power levels.
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Cricket Communications	STARS # MWS-06-000045-A1
Note 1: The Customer responsibilities/tasks specified in this SOW are required in order for Lucent to deploy the contracted Services. Non-compliance or failure to complete or delay in completing such tasks may result in time/cost impacts. Customer agrees to execute a Change Order (as defined in the Change Control Process section of this SOW) at Lucent’s request to confirm (a) Lucent’s authorization to bill for such work activities (at the rates applicable under this SOW, or, if no applicable rates are specified, then at Lucent’s then current standard rates.) and/or (b) the schedule extension attributable to the failure or delay in completing the Customer tasks.
2.6 Schedule / Timeline
Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.
2.7 Exclusions
❑	Engineering drawings apply to the Equipment listed in this SOW and do not include creation or update of Customer office records.

❑	Price includes testing in accordance with Lucent’s and/or third-party manufacturer’s published specifications and/or standard installation and test procedures, which is to confirm standalone functionality of the individual Equipment unit. End-to-end, integration, interoperability, network or other types of testing are not included in this SOW.

❑	Site material requirements and its pricing are not included in this SOW. Such requirements and pricing shall be established after completion of the site survey or receipt of Customer-submitted site material data. The site materials and associated engineering and installation effort shall be quoted to Customer; and, upon approval, Customer shall submit a separate Purchase Order for such site materials and associated services.

❑	Modification to, or repair of, Customer-provided material is excluded from this SOW. New or used material provided by Customer shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new equipment.

❑	The following items are excluded from this SOW:
➢	Site acquisitions

➢	Site building construction and modifications

➢	AC/DC power to the site

➢	HVAC

➢	Emergency power/generators, grounding

➢	Permits/licenses

➢	Spares
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Cricket Communications	STARS # MWS-06-000045-A1
➢	Product and Services training

➢	Jumpers

➢	Effort to run, clean and connect fiber jumpers from the LGX to the Outside Plant

➢	Testing of spares

➢	Removal and/or relocation of existing equipment
2.8 Assumptions
❑	Unless otherwise agreed upon, all prices are based on installation intervals agreed by the parties in writing (including compressed schedules), or, if none, Lucent’s standard installation intervals for the product in question.

❑	Price includes allowance for normal travel and living for distances up to 65 miles between Lucent installation base location and Customer job site. Additional travel and living expenses will be billed as incurred.

❑	Unless otherwise noted, only normal delivery Services are included in this price. Normal delivery is defined as:
➢	Not more than 30 days in a local warehouse.

➢	Trucking, via single-axle drive trucks, up to approximately 100 miles from the warehouse to the Customer site that has a loading dock and, if required, a freight elevator of sufficient capacity to accommodate the Equipment being delivered.

➢	Building openings of adequate size to accept Equipment assemblies.
❑	Unless otherwise specified, all far-end terminations, including but not limited to DSX, LGX, power, alarms and grounding, must be on the same floor as the Equipment being installed; and cable runs will be a maximum of 100 feet for Equipment and 50 feet for power.

❑	Lucent shall provide protection for Customer equipment and buildings during the performance of the Services, in accordance with Lucent’s standard practices.
2.9 Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer actual acceptance; or (3) Customer use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
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Cricket Communications	STARS # MWS-06-000045-A1
3 General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all Services. Additional terms and conditions are per the Agreement.
3.1 Conditions
❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer premises, those Lucent personnel shall respect Customer on-site conditions.

❑	Lucent may use proprietary tools and software for providing this Service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours — 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2 Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any Services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the Service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3 Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all
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Cricket Communications	STARS # MWS-06-000045-A1
confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4 Pricing Section
4.1 Pricing Notes
❑

❑	All prices are in $US, unless stated otherwise.

❑

❑	Lucent’s pricing, as listed herein, is subject to change if the services are provided in support of a governmental contract or are otherwise subject to a Prevailing Wage Law. The term “Prevailing Wage Law” means the federal Davis-Bacon Act (Title 40 U.S. Code, chapter 3, Section 276(a)) or any similar federal, state or local law or regulation requiring that workers under certain contracts be paid the prevailing local wage for the classification of work in question. Customer further agrees that, if a Prevailing Wage Law is applicable, an adjustment to the pricing shall be made in proportion to the increased amounts Lucent is required to pay as a result of application of the Prevailing Wage Law. Customer agrees to execute Change Orders at Lucent’s request to memorialize such pricing adjustment.
4.2 Pricing
Per Attachment F to Amendment No. 9
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Attachment E-1

Customer	STARS # MWS-06-000044-A1
AMENDMENT NO. 9 — ATTACHMENT E2
LUCENT TECHNOLOGIES
STATEMENT OF WORK
Cricket Communications
MWS-06-000044-A1
December 14, 2005
Installation of Wireless Base Station
(Cell) Equipment
that is Mounted on a Horizontal Surface
(e.g., Floor, Concrete Pad, Rooftop)
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Customer	STARS # MWS-06-000044-A1

1 INTRODUCTION	3

Description of Services	4

2 INSTALLATION OF WIRELESS BASE STATION (CELL) EQUIPMENT THAT IS MOUNTED ON A HORIZONTAL SURFACE (E.G., FLOOR, CONCRETE PAD, ROOFTOP)	4

2.1 Equipment Configuration	4
2.2 Lucent Responsibilities — Installation	4
2.2.1 Description	4
2.2.2 Installation	4
2.2.3 Installation Deliverables	6
2.3 Customer Responsibilities	7
2.3.1 Installation Phase:	7
2.4 Schedule / Timeline	10
2.5 Exclusions	10
2.6 Assumptions	11
2.7 Service — Specific Acceptance	11

3 GENERAL TERMS	12

3.1 Conditions	12
3.2 Change Management	12
3.3 Warranty	12

4 PRICING SECTION	13

4.1 Pricing Notes	13
4.2 Pricing	13
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Customer	STARS # MWS-06-000044-A1
1	Introduction
This Statement of Work (SOW) describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of Cell Installation Services by Lucent Technologies Inc. (“Lucent”) for Cricket Communication, Inc. (“Customer”). Performance of the Services described in this SOW shall be governed by the terms of that Amended and Restated System Equipment Purchase Agreement between Lucent and Customer effective June 30, 2000, as modified by Amendment No. 1 through Amendment No. 9 (the “Agreement”). In the event of a conflict between the terms of the Agreement and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Lucent’s performance of the services described will begin on a mutually agreed date after acceptance of Customer’s purchase order and Customer’s completion of any pre-conditions for which Customer will be responsible, as described in this document. .
Lucent’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
Customer
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Customer	STARS # MWS-06-000044-A1
Description of Services
2	Installation of Wireless Base Station (Cell) Equipment that is Mounted on a Horizontal Surface (e.g., Floor, Concrete Pad, Rooftop)
2.1	Equipment Configuration
The services described in this SOW are for the following products only:
•	[***]
2.2	Lucent Responsibilities — Installation
2.2.1	Description
Lucent will install Equipment — performing the assembly, wiring and testing tasks listed below in this section according to Lucent’s and/or the third-party manufacturer’s prescribed procedures associated with the product furnished on the order (except Customer spares). The actual work operations for any given installation job are dependent on the specific Equipment being installed and the location and configuration of Customer site.
2.2.2	Installation
2.2.2.1	Method of Procedure (MOP)
❑	Lucent will prepare a detailed MOP document, which covers, but is not limited to, the following:
➢	Major work activities to be performed by Lucent

➢	Customer job-start responsibilities

➢	Job start and end dates, and daily work schedules

➢	Lucent and Customer contacts

➢	Delivery, storage and staging of Equipment

➢	Detailed Customer and Lucent security, safety and service protection responsibilities and procedures
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Customer	STARS # MWS-06-000044-A1
➢	Transition documentation, covering the handoff of all deliverables and signifying the completion of the service
❑	Lucent will obtain appropriate Customer signatures on the MOP document before installation begins.
2.2.2.2	Material Receipt
❑	Arrange for material delivery at Customer site location, and provide reasonable inspection for shipping damage.

❑	Unpack and inventory materials.
2.2.2.3	Assembly and Cabling & Wiring
❑	Support Equipment framework or shelving in the assigned location, per Equipment footprint.

❑	Mount all in-scope Equipment, per front Equipment drawing.

❑	Install conduit for protected T1 line (for outdoor applications that are above ground and 30 feet or less in length).

❑	Ground Equipment and associated framework, per grounding drawing or Lucent grounding standards.

❑	Insert and seat all circuit packs into Equipment shelves.

❑	Stamp and/or affix aisle, shelf and unit designations.

❑	Run and connect all cables and wires — including AC and DC power, RF jumper, ground, and alarm.

❑	Verify integrity and continuity of cabling and wiring added.

❑	Connect T1 to installed Equipment.

❑	Dress and otherwise protect cabling and wiring.

❑	Load provided provisioning software into the Equipment, per the engineering specification.
Note: Depending upon Equipment configurations, all cabling assignments, Equipment framework, and connecting devices may not be required.
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Customer	STARS # MWS-06-000044-A1
2.2.2.4	Standalone Equipment Testing
❑	Power up Equipment under normal power conditions and verify proper power-up.

❑	Perform basic, standalone tests on the individual Equipment unit, per manufacturer’s standard installation and test procedures.

❑	Resolve all troubles encountered with Lucent-provided Equipment.

❑	Notify Customer of any troubles with Customer-provided equipment.

❑	All tests shall be “All Tests Passed” (ATP). (Testing specifically excludes unequipped slots and spares, which can be performed by Lucent for an additional charge.)

❑	Maintain test logs and trouble reports.
2.2.2.5	Installation Job Completion
❑	Remove from Customer site all tools and debris generated from the installation effort.

❑	Mark and return office drawings to Engineering.

❑	Provide Customer with all job documentation (e.g., job drawings, specifications), test records, and inventoried Equipment spares and excess material (e.g., cables, fuses) (which will be left at the Customer site).

❑	Verify proper completion of installation.

❑	Issue Job Completion Notice to Customer.
2.2.3	Installation Deliverables
Lucent will provide the following:
❑	MOP

❑	Equipment installed, tested and ready for Integration

❑	Job specification and other job documentation

❑	Installation test records

❑	Inventoried Customer spares ordered with the Equipment

❑	Excess Customer-ordered/owned material (e.g., cables, fuses)
6
Lucent Proprietary and Confidential
Copyright ©  2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
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[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer	STARS # MWS-06-000044-A1
❑	Job Completion Notice for Customer sign-off
Note: Customer will sign off on the Job Completion Notice or provide written notice giving reasons for not doing so within five business days, otherwise the Job Completion Notice is deemed signed.
2.3	Customer Responsibilities

2.3.1	Installation Phase:
For a new Cell Site:
❑	Provide access (e.g., permissions, keys, access codes) to secured or guarded building and facilities. Provide access and space for delivery trucks and installation team (e.g., unloading space, building opening of adequate size, Equipment, storage areas, elevators, loading dock, switch, power rooms).

❑	Complete all site preparation tasks. [Customer will be responsible for additional charges for any additional work effort required, including site revisits, as a result of the site not being ready, and the schedule will be adjusted for the resulting delay, in accordance with Note 1 below.]

❑	Site preparation tasks will include but are not limited to:
➢	Provide appropriate HVAC (heating, ventilation, air conditioning), AC power (available within the installation area), a connected and grounded surge protector at the hatch plate, GPS antenna and mounting brackets (for CDMA applications), lighting, structural analysis, and fire protection/environmental hazard protections for installation site, as required by law and in accordance with equipment manufacturer’s specifications.

➢	Provide sufficient DC power, in accordance with equipment manufacturer’s specifications, to power the new equipment, and assure that all required DC power drops have been provided to the installation area, have been terminated to the power supply, and have been identified.

➢	Provide grounding system suitable for the Equipment.

➢	Provide environmental alarms.

➢	Remove all hazardous materials (e.g., asbestos) and correct any hazardous conditions that exist at the installation site.

➢	Provide installed and grounded towers, as well as tower lighting, if required.

➢	Provide installed, tested and grounded antennas, as well as antenna cables that are run to the Telco demarcation point, connectorized, labeled, and swept for all antenna faces.
7
Lucent Proprietary and Confidential
Copyright ©  2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
Cricket Amd 9 Att E2___Cell Install (12-14-05)(1-11-06)
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer	STARS # MWS-06-000044-A1
➢	Provide T1 or microwave facilities to Mobile Switch Center (MSC) that are installed, terminated at the Telco demarcation point, tested, and are operational, prior to the start of Cell Installation.

➢	Provide alarm blocks and cable designations.

➢	Provide aisle, shelf and unit designations.

➢	Verify that equipment floor load-bearing capacity is adequate (a structural analysis is recommended).
❑	Provide installation instructions/documentation and assignments for Customer-provided equipment.

❑	Obtain permits/licenses and variances, if required. If Lucent is required to obtain permits for the job, Customer will be responsible for any charges and will reimburse Lucent upon an invoicing of said charges. Customer agrees to authorize such invoicing by executing a Change Order (as defined in the Change Control Process section of this SOW) at Lucent’s request.

❑	Inform Lucent of the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity, heat or light).

❑	Make available sufficient floor space required for Equipment staging, storage and installation.

❑	Sign off on Installation Method of Procedure (MOP) document.

❑	The following items are Customer responsibilities, unless contracted to Lucent and identified on the purchase order:
➢	Provide all required bay frames, cabinets, and other support material.

➢	Provide all required cable rack, lighting and common systems.

➢	Provide all required connecting appliances (e.g., MDF terminal blocks, DSX jack and panel, timing sources).

➢	Provide sufficient DC power, in accordance with equipment manufacturer’s specifications, to power the new equipment.

➢	Provide Cell translations, including but not limited to, radio settings and power levels.
For either a swap-out Cell at an existing site or growth to an existing Cell:
❑	Provide access (e.g., permissions, keys, access codes) to secured or guarded building and facilities. Provide access and space for delivery trucks and installation team (e.g., unloading space, building opening of adequate size, equipment, storage areas, elevators, loading dock, switch, power rooms).
8
Lucent Proprietary and Confidential
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V6-R3.1
Cricket Amd 9 Att E2___Cell Install (12-14-05)(1-11-06)
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer	STARS # MWS-06-000044-A1
❑	Complete all site preparation tasks, including those identified by Lucent’s site survey. [Customer will be responsible for additional charges for any additional work effort required, including site revisits, as a result of the site not being ready, and the schedule will be adjusted for the resulting delay, in accordance with Note 1 below.]

❑	Site preparation tasks will include but are not limited to:
➢	Complete all tasks for the migration of traffic from the existing switch (including power-down).

➢	Verify that the operational T1 or microwave facilities between the Cell and the MSC have sufficient capacity.

➢	Remove all hazardous materials (e.g., asbestos) and correct any hazardous conditions that exist at the installation site.

➢	Provide alarm blocks and cable designations.

➢	Provide aisle, shelf and unit designations.

➢	Verify that equipment floor load-bearing capacity is adequate (a structural analysis is recommended).
❑	Provide installation instructions/documentation and assignments for Customer-provided equipment.

❑	Obtain permits/licenses and variances, if required. If Lucent is required to obtain permits for the job, Customer will be responsible for any charges and will reimburse Lucent upon an invoicing of said charges. Customer agrees to authorize such invoicing by executing a Change Order (as defined in the Change Control Process section of this SOW) at Lucent’s request.

❑	Inform Lucent of the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity, heat or light).

❑	Make available sufficient floor space required for Equipment staging, storage and installation.

❑	Sign off on Installation Method of Procedure (MOP) document.

❑	The following items are Customer responsibilities, unless contracted to Lucent and identified on the purchase order:
➢	Provide all required bay frames, cabinets, and other support material.

➢	Provide all required cable rack, lighting and common systems.

➢	Provide all required connecting appliances (e.g., MDF terminal blocks, DSX jack and panel, timing sources).
9
Lucent Proprietary and Confidential
Copyright ©  2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
Cricket Amd 9 Att E2___Cell Install (12-14-05)(1-11-06)
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Customer	STARS # MWS-06-000044-A1
➢	Provide sufficient DC power, in accordance with equipment manufacturer’s specifications, to power both Cells simultaneously or the new Equipment being added to the Cell.

➢	Provide Cell translations, including but not limited to, radio settings and power levels.
Note 1: The Customer responsibilities/tasks specified in this SOW are required in order for Lucent to deploy the contracted services. Non-compliance or failure to complete or delay in completing such tasks may result in time/cost impacts. Customer agrees to execute a Change Order (as defined in the Change Control Process section of this SOW) at Lucent’s request to confirm (a) Lucent’s authorization to bill for such work activities (at the rates applicable under this SOW, or, if no applicable rates are specified, then at Lucent’s then current standard rates.) and/or (b) the schedule extension attributable to the failure or delay in completing the Customer tasks.
2.4	Schedule / Timeline
Customer and Lucent will mutually agree in advance on project schedules or start date before commencement of work.
2.5	Exclusions
❑	Engineering drawings apply to the Equipment listed in this SOW and do not include creation or update of Customer office records.

❑	Price includes testing in accordance with Lucent’s and/or third-party manufacturer’s published specifications and/or standard installation and test procedures, which is to confirm standalone functionality of the individual Equipment unit. End-to-end, integration, interoperability, network or other types of testing are not included in this SOW.

❑	Site material requirements and its pricing are not included in this SOW. Such requirements and pricing shall be established after completion of the site survey or receipt of Customer-submitted site material data. The site materials and associated engineering and installation effort shall be quoted to Customer; and, upon approval, Customer shall submit a separate Purchase Order for such site materials and associated services.

❑	Modification to, or repair of, Customer-provided material is excluded from this SOW. New or used material provided by Customer shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new Equipment.

❑	The following items are excluded from this SOW:
➢	Site acquisitions

➢	Site building construction and modifications
10
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
Cricket Amd 9 Att E2___Cell Install (12-14-05)(1-11-06)
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Customer	STARS # MWS-06-000044-A1
➢	AC/DC power to the site

➢	HVAC

➢	Emergency power/generators, grounding

➢	Permits/licenses

➢	Spares

➢	Product and services training

➢	Jumpers

➢	Effort to run, clean and connect fiber jumpers from the LGX to the Outside Plant

➢	Testing of spares

➢	Removal and/or relocation of existing equipment

➢	Cell Integration
2.6	Assumptions
❑	Unless otherwise agreed upon, all prices are based on installation intervals agreed by the parties in writing (including compressed schedules), or, if none, Lucent’s standard installation intervals for the product in question.

❑	Price includes allowance for normal travel and living for distances [***] between Lucent installation base location and Customer job site. Additional travel and living expenses will be billed as incurred.

❑	[***]

❑	Unless otherwise specified, all far-end terminations, including but not limited to DSX, LGX, power, alarms and grounding, must be on the same floor as the Equipment being installed; and cable runs will be a maximum of 100 feet for Equipment and 50 feet for power.

❑	Lucent shall provide protection for Customer equipment and buildings during the performance of the Services, in accordance with Lucent’s standard practices.
2.7	Service-Specific Acceptance
Lucent shall notify Customer upon completion of the Services. Customer shall have ten days from the notice to notify Lucent that the Services do not conform to the requirements described in this SOW. Services shall be deemed accepted on the earliest of: (1) the passage of ten days with no notice of non-conformance; (2) Customer actual acceptance; or (3) Customer use of the Services, the result of the Services or any deliverable, whether or not the use is revenue-generating.
11
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
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Customer	STARS # MWS-06-000044-A1
3	General terms
Unless otherwise stated in previous sections of this SOW, the following terms apply to all services. Additional terms and conditions are per the Agreement.
3.1	Conditions
❑	Lucent reserves the right to determine which personnel to assign to perform Services. Lucent personnel shall at all times be subject to the employment conditions of Lucent and not those of Customer. If Lucent personnel are present on Customer premises, those Lucent personnel shall respect Customer on-site conditions.

❑	Lucent may use proprietary tools and software for providing this service. The stated price does not include the sale, licensing or transfer of such tools to Customer.

❑	All work will be performed during normal business hours — 8 AM to 5 PM, local time, Monday through Friday — unless different working hours/schedule have been specified elsewhere in the SOW.
3.2	Change Management
The pricing in this SOW is based upon performance of the tasks and provision of deliverables specifically defined in this document. Requests for additional work activities that are not described in this document, including Customer-required overtime or night work, or the application of any different or additional criteria or testing in connection with any services or deliverables, are subject to acceptance by Lucent and will entail additional charges to Customer. Certain matters may require a new quotation under a separate Statement of Work. If Lucent agrees to perform additional work activities under a SOW, Customer shall execute a Change Order in accordance with Lucent’s Change Management Process to confirm the schedule impact and Lucent’s authorization to perform and bill for such work activities.
Additional charges may apply if performance or completion of the service is delayed for any reason attributable to Customer. In such cases, Customer agrees to authorize: (a) Lucent’s billing for such work activities on a time and material basis at Lucent’s then current standard rates and subject to any applicable per incident and/or minimum hourly billing requirements then in effect and/or (b) the schedule extension attributable to the delay.
3.3	Warranty
Lucent warrants that at the time of Performance, Services will be performed in a workmanlike manner and in accordance with good industry practice in the community in which Services are
12
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
Cricket Amd 9 Att E2___Cell Install (12-14-05)(1-11-06)
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Customer	STARS # MWS-06-000044-A1
performed. If Services performed by Lucent prove not to have been so performed, and if Customer notifies Lucent to that effect within 30 calendar days commencing on the date of the performance of the Service giving rise to the claim, Lucent, at its option, either will correct all confirmed defects or deficiencies in the performance of the Services or render a pro-rated credit for the defective or non-conforming portion of the Services based upon the original change for the Services.
THIS SERVICES WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. THIS WARRANTY BEGINS IMMEDIATELY UPON COMPLETION OF THE SERVICES AND IS CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM THAT THE SERVICES DO NOT COMPLY WITH REQUIREMENTS, ARE DEFECTIVE OR DO NOT SATISFY THE ABOVE WARRANTY. LUCENT’S SOLE OBLIGATION SHALL BE TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS WARRANTY.
4	Pricing Section
4.1	Pricing Notes
❑	All prices are in $US, unless stated otherwise.

❑

❑	Lucent’s pricing, as listed herein, is subject to change if the services are provided in support of a governmental contract or are otherwise subject to a Prevailing Wage Law. The term “Prevailing Wage Law” means the federal Davis-Bacon Act (Title 40 U.S. Code, chapter 3, Section 276(a)) or any similar federal, state or local law or regulation requiring that workers under certain contracts be paid the prevailing local wage for the classification of work in question. Customer further agrees that, if a Prevailing Wage Law is applicable, an adjustment to the pricing shall be made in proportion to the increased amounts Lucent is required to pay as a result of application of the Prevailing Wage Law. Customer agrees to execute Change Orders at Lucent’s request to memorialize such pricing adjustment.
4.2	Pricing
Per Attachment F of Amendment No. 9
13
Lucent Proprietary and Confidential
Copyright © 2005 Lucent Technologies, Inc. All Rights Reserved.
V6-R3.1
Cricket Amd 9 Att E2___Cell Install (12-14-05)(1-11-06)
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Attachment E-2

Cricket Integration for DO Deployments

Per Market
Amendment 9- Lucent Core Integration Services Per Attachments A1 - A5	[***]	[***]	[***]

Total			[***]

Consultancies		Total

[***]	[***]	[***]

[***]		Price

Per Market
a) if consultancy package purchased	[***]	[***]
b) if consultancy package not purchased	[***]	[***]
Amd 9 - Attachment D

Amd 9 - BTS Integration - Attachment B	Per BTS/Carrier	[***]

BTS, RNC, Juniper, Riverstone
Engineering & Installation — Amd 9 -	Per Amd 8
Amd 9 - Attachments E1 - E2	(pricing)	[***]
The following are not part of Amendment 9, but are available for purchase

Other Optional Services	[***]	[***]	[***]

	[***]	[***]	[***]

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment G
Overall Equipment List

Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[*** ]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EV-DO RNC [***]

Overall Equipment List
Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]

EV-DO RNC [***]

Overall Equipment List
Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]

EV-DO RNC [***]

Overall Equipment List
Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]

EV-DO RNC [***]

Overall Equipment List
Item #	Description	Order Code	Quantity

[***]	[***]	[***]	[***]

Notes: [***]
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cricket Amendment No. 9
Attachment H
The [***] to be returned to Lucent in exchange for [***] shall be comprised of [***]:
[***]
Lucent Technologies Inc Proprietary
1 of 1
Cricket Amd 9 — Att H
[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R20 & R20.01

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R20 & R20.01

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R21 & R21.01

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R21 & R21.01

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type	Dependencies (FID’s)	List Price	Pricing Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R22

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R22

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type	Dependencies (FID’s)	List Price	Pricing Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R23

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R23

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)	List Price	Pricing Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R24

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R24

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)	List Price	Pricing Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R25

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R25

Portfolio		Product Configuration or Feature Description	Delivery
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)	List Price	Pricing Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R26.0 & 26.01

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type

[***]	[***]	[***]	[***]

EVDO Optional Features in R26.0 & 26.01

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type	Pricing Unit

[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R27.0 &27.01

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R27.0 & 27.01

Portfolio		Product Configuration or Feature Description	Delivery		Planning	Pricing
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)	Price	Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1
EVDO Standard Features in R28

Portfolio		Product Configuration or Feature Description
Segment	FID	(Feature Name)	Delivery Type	Dependencies (FID’s)

[***]	[***]	[***]	[***]	[***]

EVDO Optional Features in R28

Portfolio		Product Configuration or Feature Description	Delivery		Planning	Pricing
Segment	FID	(Feature Name)	Type	Dependencies (FID’s)	Price	Unit

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 2
EVDO Aggregation Router — [***]

	Hardware	Description	Order Code	Quantity

[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 2
EVDO Aggregation Router — [***]

	Hardware	Description	Order Code	Quantity

[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 2
Layer 2 Switch for EVDO — [***]

	Hardware	Description	Order Code	Quantity

[***]	[***]	[***]	[***]	[***]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.